United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-6061

(Investment Company Act File Number)

Federated Hermes Index Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 10/31/23

Date of Reporting Period: 10/31/23

Item 1.	Reports to Stockholders

Annual Shareholder Report
October 31, 2023

Share Class | Ticker	Institutional | FMCRX	Service | FMDCX	R6 | FMCLX

Federated Hermes Mid-Cap Index Fund
Fund Established 1992

A Portfolio of Federated Hermes Index Trust
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2022 through October 31, 2023. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedHermes.com/us offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Mid-Cap Index Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2023, was -0.99% for Institutional Shares, -1.31% for Service Shares and -0.98% for Class R6 Shares. The total return of the Standard and Poor’s MidCap 400® Index (S&P 400),1 the Fund’s broad-based securities market index, was -1.06% for the same period. The Fund’s total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses which were not reflected in the total return of the S&P 400.
The Fund normally invests its assets primarily in the common stocks included in the S&P 400. Under normal circumstances, Fund management will also use enhanced management techniques (discussed further below) in an attempt to improve the performance of the portfolio relative to the S&P 400 to compensate for fund expenses and tracking error (difference in the Fund’s performance relative to the performance of the S&P 400). During the reporting period, the Fund’s investment strategy focused on the use of enhanced management techniques, which was the most significant factor affecting the Fund’s performance relative to the S&P 400.
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the S&P 400.
Market Overview
During the 12-month reporting period ending October 31, 2023, the domestic equity market generated a positive return as evidenced by the 9.01% return of the S&P Composite 1500 Index (S&P 1500).2 Of note, that return was concentrated in a handful of large cap stocks. In the S&P 1500, the top 10 stocks by contribution generated essentially all of the reporting period’s return. This concentration of returns resulted in a stark difference between the performance of the market cap segments. As expected, large cap stocks performed well with the S&P 500 Index3 returning 10.14%. Mid cap stocks (S&P 400 -1.06%) and small cap stocks (S&P SmallCap 600 Index4 -7.65%) did considerably worse generating negative returns for the reporting period. Finally, growth stocks outperformed value stocks as the S&P Composite 1500 Growth Index5 returned 10.86% versus the 6.53% return of the S&P Composite 1500 Value Index.6
Within the S&P 400, the sector7 performance was mixed for the reporting period with six out of the eleven sectors generating positive returns. The top performing sector was Industrials 10.69%, followed by Information Technology 7.95% and Consumer Discretionary 3.37%. The Communication Services sector posted the weakest results -22.75%, followed by Utilities -17.88% and Financials -12.87%.
Annual Shareholder Report
1

Jabil Inc. (Information Technology), Builders FirstSource, Inc. (Industrials) and Super Micro Computer, Inc. (Information Technology) posted the strongest contribution to performance in the S&P 400, while Darling Ingredients Inc. (Consumer Staples), Wolfspeed Inc (Information Technology) and First Horizon Corporation (Financials) detracted the most from S&P 400 performance for the reporting period.
Enhanced Management techniques
The Fund’s enhanced management techniques primarily consisted of overweighting and underweighting stocks relative to the S&P 400 based upon Fund management’s quantitative analysis of the securities. The Fund also invested in stocks not represented in the S&P 400 issued in initial public offerings (IPOs).8 During the reporting period, the Fund outperformed the S&P 400 by 8 basis points on a net basis and outperformed the S&P 400 by 32 basis points on a gross basis. Both the quantitative strategy and the IPO strategy contributed positively to the Fund’s performance. The Fund invested in S&P 400 futures9 to provide equity exposure for the Fund’s cash balances, reducing tracking error to the Fund’s benchmark. During the reporting period, the trading of futures contracts had a negative effect on the Fund’s overall performance.
1
Please see the footnotes to the line graph below for definitions of, and further information about, the S&P 400.
2
The S&P Composite 1500® Index combines three leading indices, the S&P 500® Index, the S&P MidCap 400® Index and the S&P SmallCap 600® Index to cover approximately 90% of the U.S. market capitalization.*
3
The S&P 500® Index is an unmanaged capitalization weighted index of 500 stocks designated to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.*
4
The S&P SmallCap 600® Index measures the small-cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.*
5
The S&P Composite 1500® Growth Index measures growth stocks using three factors: sales growth, the ratio of earnings change to price and momentum. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. Constituents are drawn from the S&P 1500® Index which combines the S&P 500® Index, S&P MidCap 400® Index and the S&P SmallCap 600® Index.*
6
The S&P Composite 1500® Value Index measures value stocks using three factors: the ratios of book value, earnings and sales to price. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. Constituents are drawn from the S&P 1500® Index, which combines the S&P 500 ® Index, S&P MidCap 400® Index and the S&P SmallCap 600® Index.*
7
Sector classifications are based upon the classification of the Standard & Poor’s Global Industry Classification Standard.
8
Investing in IPOs involves special risks such as limited liquidity and increased volatility.
9
The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
*
The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Mid-Cap Index Fund (the “Fund”) from October 31, 2013 to October 31, 2023, compared to the Standard & Poor’s MidCap 400® Index (S&P 400).2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2023

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2023
	1 Year	5 Years	10 Years
Institutional Shares	-0.99%	6.83%	7.74%
Service Shares	-1.31%	6.55%	7.46%
Class R6 Shares[3]	-0.98%	6.83%	7.66%
S&P 400	-1.06%	7.03%	7.95%

Annual Shareholder Report
3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedHermes.com/us or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 has been adjusted to reflect reinvestment of dividends on securities in the index.
2
The S&P 400 Index is an unmanaged capitalization weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. The index is unmanaged, and it is not possible to invest directly in an index. The S&P 400 is not adjusted to reflect taxes, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The S&P 400 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
The Fund’s Class R6 Shares commenced operations on October 18, 2016. The Fund offers two other classes of shares: Institutional Shares and Service Shares. For the period prior to the commencement of operations of the Class R6 Shares, the performance information shown is for the Fund’s Service Shares, adjusted to remove any voluntary waiver of Fund expenses related to the Service Shares that occurred during the period prior to the commencement of the Class R6 Shares.
Annual Shareholder Report
4

Portfolio of Investments Summary Table (unaudited)
At October 31, 2023, the Fund’s sector composition1 for its equity securities investments was as follows:
Sector Composition	Percentage of Total Net Assets
Industrials	20.4%
Consumer Discretionary	14.4%
Financials	14.4%
Information Technology	9.5%
Health Care	8.0%
Real Estate	7.1%
Materials	6.7%
Energy	6.0%
Consumer Staples	4.1%
Utilities	3.4%
Communication Services	1.7%
Securities Lending Collateral[2]	0.8%
Cash Equivalents[3]	4.1%
Derivative Contracts[4]	(0.2%)
Other Assets and Liabilities—Net[5]	(0.4%)
TOTAL[6]	100%

1
Except for Securities Lending Collateral, Cash Equivalents, Derivative Contracts and Other
Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the Manager assigns a classification to securities not classified by the GICS and to securities for which the Manager does not have access to the classification made by the GICS.

2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
4
Based upon net unrealized appreciation (depreciation) or value of the derivative contracts, as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation (depreciation) may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio.
More complete information regarding the Fund’s direct investments in derivative contracts, including unrealized appreciation (depreciation) and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
6
The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the Standard & Poor’s MidCap 400® Index
(S&P 400) and minimizing trading costs. Taking into consideration these open index futures contracts, the Fund’s effective total exposure to the S&P 400 is effectively 100%.

Annual Shareholder Report
5

Portfolio of Investments
October 31, 2023
Shares			Value
	[1]	COMMON STOCKS— 95.7%
		Communication Services— 1.7%
603		Cable One, Inc.	$ 331,572
28,994	[2]	Frontier Communications Parent, Inc.	519,572
15,937		Iridium Communications, Inc.	590,466
20,712		New York Times Co., Class A	834,901
4,271		Nexstar Media Group, Inc., Class A	598,282
26,488		TEGNA, Inc.	384,341
5,005		TKO Group Holdings, Inc.	410,310
6,127	[2]	Ziff Davis, Inc.	370,438
45,749	[2]	ZoomInfo Technologies, Inc.	592,907
		TOTAL	4,632,789
		Consumer Discretionary— 14.4%
12,236	[2]	Adient PLC	412,231
28,187		Aramark	759,076
9,442		Autoliv, Inc.	865,359
3,117	[2]	AutoNation, Inc.	405,459
18,109		Block (H&R), Inc.	743,374
10,920		Boyd Gaming Corp.	603,330
8,199		Brunswick Corp.	569,585
14,388	[2]	Capri Holdings Ltd.	736,378
4,982		Carter’s, Inc.	334,591
2,864	[3]	Choice Hotels International, Inc.	316,472
7,159		Churchill Downs, Inc.	786,345
2,290		Columbia Sportswear Co.	169,002
7,880	[2]	Crocs, Inc.	703,842
3,153	[2]	Deckers Outdoor Corp.	1,882,530
7,637		Dick’s Sporting Goods, Inc.	816,777
7,572	[2]	Five Below, Inc.	1,317,377
13,078	[2]	Floor & Decor Holdings, Inc.	1,077,627
6,573	[2]	Fox Factory Holding Corp.	535,502
34,469	[2,3]	GameStop Corp.	474,638
36,848		Gap (The), Inc.	471,654
24,189		Gentex Corp.	693,740
23,496	[2]	Goodyear Tire & Rubber Co.	279,602
404		Graham Holdings Co.	233,803
4,924	[2]	Grand Canyon Education, Inc.	582,657
16,653		Harley-Davidson, Inc.	447,133
2,941	[2]	Helen of Troy Ltd.	289,159
Annual Shareholder Report
6

Shares			Value
	[1]	COMMON STOCKS— continued
		Consumer Discretionary— continued
12,282	[2]	Hilton Grand Vacations, Inc.	$ 441,538
5,643		Hyatt Hotels Corp.	578,069
12,408		KB Home	548,434
7,415		Lear Corp.	962,170
17,412		Leggett and Platt, Inc.	407,963
9,353	[2]	Light & Wonder, Inc.	683,798
2,911		Lithia Motors, Inc.	705,073
35,831		Macy’s, Inc.	436,422
2,788		Marriott Vacations Worldwide Corp.	250,530
44,800	[2]	Mattel, Inc.	854,784
2,339		Murphy USA, Inc.	848,332
21,546	[3]	Nordstrom, Inc.	301,213
7,216	[2]	Ollie’s Bargain Outlet Holdings, Inc.	557,364
19,761	[2]	Penn Entertainment, Inc.	389,885
2,224		Penske Automotive Group, Inc.	318,210
10,855	[2]	Planet Fitness, Inc.	599,956
6,293		Polaris, Inc., Class A	543,841
7,588		PVH Corp.	564,168
1,956	[2]	RH	426,330
18,975		Service Corp. International	1,032,619
15,881	[2]	Skechers USA, Inc., Class A	765,782
16,497	[2]	Taylor Morrison Home Corp.	632,165
20,498		Tempur Sealy International, Inc.	818,485
8,008		Texas Roadhouse, Inc.	813,132
22,218		The Wendy’s Co.	422,586
6,339		Thor Industries, Inc.	557,388
15,192		Toll Brothers, Inc.	1,074,226
4,420	[2]	TopBuild Corp.	1,011,119
8,961	[2]	Topgolf Callaway Brands Corp.	109,503
8,399		Travel + Leisure Co.	285,818
13,488	[2]	Under Armour, Inc., Class A	92,393
13,958	[2]	Under Armour, Inc., Class C	89,750
4,844		Vail Resorts, Inc.	1,028,139
12,574		Valvoline, Inc.	373,071
3,669	[2]	Visteon Corp.	422,412
7,682		Williams-Sonoma, Inc.	1,154,144
3,845		Wingstop, Inc.	702,751
9,954		Wyndham Hotels & Resorts, Inc.	720,670
11,239	[2]	YETI Holdings, Inc.	477,882
		TOTAL	39,509,358
Annual Shareholder Report
7

Shares			Value
	[1]	COMMON STOCKS— continued
		Consumer Staples— 4.1%
15,436	[2]	BellRing Brands, Inc.	$ 675,016
14,432	[2]	BJ’s Wholesale Club Holdings, Inc.	983,108
4,544		Casey’s General Stores, Inc.	1,235,559
5,910	[2]	Celsius Holdings, Inc.	898,852
792		Coca-Cola Bottling Co.	504,037
41,447	[2]	Coty, Inc. - CL A	388,358
20,051	[2]	Darling Ingredients, Inc.	888,059
24,835		Flowers Foods, Inc.	544,632
13,075	[2]	Grocery Outlet Holding Corp.	361,785
6,669		Ingredion, Inc.	624,085
2,666		Lancaster Colony Corp.	451,007
18,679	[2]	Performance Food Group Co.	1,078,899
6,559	[2]	Post Holdings, Inc.	526,556
12,237	[2]	Sprouts Farmers Market, Inc.	514,199
1,168	[2]	The Boston Beer Co., Inc., Class A	390,054
31,543	[2]	US Foods Holding Corp.	1,228,284
		TOTAL	11,292,490
		Energy— 6.0%
39,357		Antero Midstream Corp.	485,665
35,692	[2]	Antero Resources Corp.	1,050,772
43,361		Centennial Resource Development, Inc.	631,770
27,947		ChampionX Corp.	860,768
12,164		Chesapeake Energy Corp.	1,047,077
5,140		Chord Energy Corp.	849,745
10,484		Civitas Resources, Inc.	790,808
18,516	[2]	CNX Resources Corp.	402,168
9,212		DT Midstream, Inc.	497,172
55,090		Equitrans Midstream Corp.	488,648
17,369		HF Sinclair Corp.	961,895
13,996		Matador Resources Co.	863,413
21,308		Murphy Oil Corp.	956,090
41,435		NOV, Inc.	827,043
30,532		Ovintiv, Inc.	1,465,536
12,973		PBF Energy, Inc.	616,607
33,924		Range Resources Corp.	1,215,836
137,661	[2]	Southwestern Energy Co.	981,523
8,185	[2]	Valaris Ltd.	540,537
8,542	[2]	Weatherford International PLC	795,175
		TOTAL	16,328,248
		Financials— 14.4%
4,086		Affiliated Managers Group	501,597
Annual Shareholder Report
8

Shares			Value
	[1]	COMMON STOCKS— continued
		Financials— continued
34,312		Ally Financial, Inc.	$ 830,007
8,375		American Financial Group, Inc.	915,890
53,633		Annaly Capital Management, Inc.	837,211
20,140		Associated Banc-Corp.	326,469
12,169		Bank OZK	435,772
10,831	[2]	Brighthouse Financial, Inc.	490,644
23,726		Cadence Bank	502,517
12,663		CNO Financial Group, Inc.	293,528
26,967		Columbia Banking Systems, Inc.	530,441
14,518		Commerce Bancshares, Inc.	636,759
6,375		Cullen Frost Bankers, Inc.	580,061
19,972		East West Bancorp, Inc.	1,070,899
2,564		Erie Indemnity Co.	708,151
12,544		Essent Group Ltd.	592,579
6,130	[2]	Euronet Worldwide, Inc.	471,029
4,077		Evercore, Inc., Class A	530,744
10,848		Federated Hermes, Inc.	343,882
31,045		Fidelity National Financial, Inc.	1,213,549
12,173		First American Financial Corp.	626,179
16,804		First Financial Bankshares, Inc.	404,136
80,892		First Horizon Corp.	869,589
4,239		FirstCash Holdings, Inc.	461,712
56,728		FNB Corp. (PA)	606,422
8,668		Glacier Bancorp, Inc.	261,687
10,581		Hancock Whitney Corp.	364,304
3,095		Hanover Insurance Group, Inc.	362,765
21,822		Home BancShares, Inc.	446,260
11,578		Interactive Brokers Group, Inc., Class A	927,050
5,898		International Bancshares Corp.	258,509
16,608		Janus Henderson Group PLC	383,147
21,304		Jefferies Financial Group, Inc.	685,563
4,577		Kemper Corp.	182,531
2,688		Kinsale Capital Group, Inc.	897,550
42,968		MGIC Investment Corp.	723,581
3,308		Morningstar, Inc.	837,718
76,570		New York Community Bancorp, Inc.	725,884
34,020		Old National Bancorp	466,074
31,859		Old Republic International Corp.	872,299
8,994		Pinnacle Financial Partners, Inc.	560,866
5,092		Primerica, Inc.	973,387
12,004		Prosperity Bancshares, Inc.	654,698
Annual Shareholder Report
9

Shares			Value
	[1]	COMMON STOCKS— continued
		Financials— continued
7,925		Reinsurance Group of America	$ 1,184,550
6,423		RenaissanceRe Holdings Ltd.	1,410,427
4,928		RLI Corp.	656,607
11,872		SEI Investments Co.	637,052
7,357		Selective Insurance Group, Inc.	765,937
37,803		SLM Corp.	491,439
8,917		South State Corp.	589,414
37,823	[3]	Starwood Property Trust, Inc.	671,358
12,380		Stifel Financial Corp.	705,660
22,670		Synovus Financial Corp.	591,007
3,574	[2]	Texas Capital Bancshares, Inc.	196,784
7,584		UMB Financial Corp.	475,668
17,569		United Bankshares, Inc.	499,662
25,491		Unum Group	1,246,510
36,609		Valley National Bancorp	284,818
12,643		VOYA Financial, Inc.	844,173
20,574		Webster Financial Corp. Waterbury	781,195
57,228		Western Union Co.	646,104
4,554	[2]	WEX, Inc.	758,150
7,143		Wintrust Financial Corp.	533,511
		TOTAL	39,333,666
		Health Care— 8.0%
11,330	[2]	Acadia Healthcare Co., Inc.	832,868
2,472	[2]	Amedisys, Inc.	226,163
8,456	[2]	Arrowhead Pharmaceuticals, Inc.	207,933
7,945	[2]	Azenta, Inc.	361,100
12,497		Bruker Corp.	712,329
1,793		Chemed Corp.	1,008,831
22,077	[2]	Doximity, Inc.	451,033
14,385		Encompass Health Corp.	899,926
5,804	[2]	Enovis Corp.	266,404
21,088	[2]	Envista Holdings Corp.	490,718
38,292	[2]	Exelixis, Inc.	788,432
14,981	[2]	Globus Medical, Inc.	684,782
7,814	[2]	Haemonetics Corp.	665,987
16,893	[2]	Halozyme Therapeutics, Inc.	572,166
12,577	[2]	HealthEquity, Inc.	901,519
2,712	[2]	ICU Medical, Inc.	265,939
6,688	[2]	Inari Medical, Inc.	406,028
9,412	[2]	Integra Lifesciences Corp.	338,456
8,818	[2]	Jazz Pharmaceuticals PLC	1,120,062
Annual Shareholder Report
10

Shares			Value
	[1]	COMMON STOCKS— continued
		Health Care— continued
8,828	[2]	Lantheus Holdings, Inc.	$ 570,289
6,620	[2]	LivaNova PLC	324,711
4,043	[2]	Masimo Corp.	328,009
3,362	[2]	Medpace Holdings, Inc.	815,857
17,416	[2]	Neogen Corp.	259,324
12,154	[2]	Neurocrine Biosciences, Inc.	1,348,365
21,245	[2]	Option Care Health, Inc.	589,124
6,270		Patterson Cos., Inc.	190,984
4,744	[2]	Penumbra, Inc.	906,816
15,921		Perrigo Co. PLC	440,056
14,287	[2]	Progyny, Inc.	440,897
6,439	[2]	QuidelOrtho Corp.	393,294
25,937	[2]	R1 RCM, Inc.	305,797
6,536	[2]	Repligen Corp.	879,484
3,845	[2]	Shockwave Medical, Inc.	793,070
13,059	[2]	Sotera Health Topco, Inc.	165,327
12,135	[2]	Tenet Healthcare Corp.	651,649
5,889	[2]	United Therapeutics Corp.	1,312,423
		TOTAL	21,916,152
		Industrials— 20.4%
4,006		Acuity Brands, Inc.	648,852
8,264		Advanced Drainage System, Inc.	882,843
17,362		AECOM	1,329,061
7,741		AGCO Corp.	887,583
5,840	[2]	ASGN, Inc.	487,406
2,403	[2]	Avis Budget Group, Inc.	391,208
7,556		Brinks Co. (The)	505,194
16,410	[2]	Builders FirstSource, Inc.	1,780,813
10,836		BWX Technologies, Inc.	804,898
2,708	[2]	CACI International, Inc., Class A	879,450
6,020		Carlisle Cos., Inc.	1,529,622
4,328	[2]	Chart Industries, Inc.	503,043
6,010	[2]	Clean Harbors, Inc.	923,557
5,687		Concentrix Corp.	433,406
4,344		Crane Co.	422,802
5,409		Curtiss Wright Corp.	1,075,363
14,412		Donaldson Co., Inc.	830,996
6,440		EMCOR Group, Inc.	1,330,826
6,519		EnerSys, Inc.	557,896
9,051		ESAB Corp.	572,928
21,312	[2]	Exlservice Holding, Inc.	556,456
Annual Shareholder Report
11

Shares			Value
	[1]	COMMON STOCKS— continued
		Industrials— continued
4,673		Exponent, Inc.	$ 342,484
15,363		Flowserve Corp.	564,129
13,561	[2]	Fluor Corp.	451,446
17,784		Fortune Brands Innovations, Inc.	992,347
4,331	[2]	FTI Consulting, Inc.	919,298
3,096		GATX Corp.	323,780
21,241		Genpact Ltd.	712,423
20,597		Graco, Inc.	1,531,387
14,121	[2]	GXO Logistics, Inc.	713,252
7,655	[2]	Hertz Global Holdings, Inc.	64,532
8,268		Hexcel Corp.	511,955
2,982		Insperity, Inc.	315,615
9,788		ITT Corp.	913,710
16,386		KBR, Inc.	952,846
6,967	[2]	Kirby Corp.	520,435
20,246		Knight-Swift Transportation Holdings, Inc.	989,827
5,176		Landstar System, Inc.	852,901
3,846		Lennox International, Inc.	1,425,097
6,886		Lincoln Electric Holdings	1,203,673
6,084		Manpower, Inc.	425,698
7,745	[2]	MasTec, Inc.	460,363
7,104		Maximus, Inc.	530,811
23,821		MDU Resources Group, Inc.	443,309
6,783	[2]	Middleby Corp.	765,597
3,710		MSA Safety, Inc.	585,735
7,311		MSC Industrial Direct Co.	692,717
19,834		nVent Electric PLC	954,610
7,726		OshKosh Truck Corp.	677,802
10,816		Owens Corning, Inc.	1,226,210
5,432	[2]	Paylocity Corp.	974,501
3,686	[2]	RBC Bearings, Inc.	810,330
8,185		Regal Rexnord Corp.	969,186
6,997		Ryder System, Inc.	682,487
3,186	[2]	Saia, Inc.	1,142,149
7,876		Science Applications International Corp.	860,374
19,469		Sensata Technologies Holdings	620,672
6,151		Simpson Manufacturing Co., Inc.	819,190
14,519	[2]	Stericycle, Inc.	598,764
17,394	[2,3]	Sunrun, Inc.	167,852
7,784		Terex Corp.	356,507
6,481		Tetra Tech, Inc.	978,048
Annual Shareholder Report
12

Shares			Value
	[1]	COMMON STOCKS— continued
		Industrials— continued
8,276		Timken Co.	$ 572,037
13,094		Toro Co.	1,058,519
11,176	[2]	Trex Co., Inc.	628,203
8,985		UFP Industries, Inc.	855,102
2,697		Valmont Industries, Inc.	531,066
14,093	[2]	Vestis Corp.	215,482
3,712		Watsco, Inc.	1,295,080
3,201		Watts Industries, Inc., Class A	553,805
7,066		Werner Enterprises, Inc.	256,637
4,499		WESCO International, Inc.	576,772
7,191		Woodward, Inc.	896,718
13,831	[2]	XPO, Inc.	1,048,528
		TOTAL	55,866,201
		Information Technology— 9.5%
14,524	[2]	ACI Worldwide, Inc.	295,854
7,884	[2]	Allegro MicroSystems, Inc.	204,669
11,414		Amkor Technology, Inc.	238,096
6,606	[2]	Arrow Electronics, Inc.	749,186
2,762	[2]	Aspen Technology, Inc.	490,945
8,249		Avnet, Inc.	382,176
4,895		Belden, Inc.	347,055
7,231	[2]	Blackbaud, Inc.	472,907
7,855	[2]	Calix, Inc.	260,158
15,420	[2]	Ciena Corp.	650,724
7,104	[2]	Cirrus Logic, Inc.	475,471
21,796		Cognex Corp.	784,438
16,816	[2]	Coherent Corp.	497,754
7,468	[2]	CommVault Systems, Inc.	488,034
3,436		Crane NXT Co.	178,672
7,656		Dolby Laboratories, Class A	619,677
30,599	[2]	Dropbox, Inc.	804,754
29,755	[2]	Dynatrace Holdings LLC	1,330,346
3,305	[2]	Envestnet, Inc.	122,285
18,394	[2]	GoDaddy, Inc.	1,346,993
3,948	[2]	IPG Photonics Corp.	339,133
17,140		Jabil, Inc.	2,104,792
29,855	[2]	Kyndryl Holdings, Inc.	436,779
17,175	[2]	Lattice Semiconductor Corp.	955,102
3,620		Littelfuse, Inc.	784,345
5,456	[2,3]	Lumentum Holdings, Inc.	213,930
6,261	[2]	MA-COM Technology Solutions Holdings, Inc.	441,651
Annual Shareholder Report
13

Shares			Value
	[1]	COMMON STOCKS— continued
		Information Technology— continued
7,425	[2]	Manhattan Associates, Inc.	$ 1,447,726
9,308		MKS Instruments, Inc.	611,163
15,383	[2]	NCR Voyix Corp.	235,206
4,415	[2]	Novanta, Inc.	583,045
6,028	[2]	Onto Innovation Inc.	677,366
8,833		Power Integrations, Inc.	612,392
4,316	[2]	Qualys, Inc.	660,132
4,143	[2]	Silicon Laboratories, Inc.	381,902
5,582	[2]	Super Micro Computer, Inc.	1,336,722
5,174	[2]	Synaptics, Inc.	432,857
5,888		TD SYNNEX Corp.	539,812
11,921	[2]	Teradata Corp.	509,265
4,452		Universal Display Corp.	619,629
14,433		Vishay Intertechnology, Inc.	320,990
23,740		Vontier Corp.	701,754
12,044	[2]	Wolfspeed, Inc.	407,569
		TOTAL	26,093,456
		Materials— 6.7%
17,144		Alcoa Corp.	439,572
7,826		AptarGroup, Inc.	956,885
4,570		Ashland, Inc.	350,199
10,867		Avient Corp.	343,615
27,686	[2]	Axalta Coating Systems Ltd.	726,204
16,720		Berry Global Group, Inc.	919,600
6,455		Cabot Corp.	429,128
19,055		Chemours Co./The	459,416
64,374	[2]	Cleveland-Cliffs, Inc.	1,080,196
13,790		Commercial Metals Corp.	583,179
13,242		Crown Holdings, Inc.	1,067,305
4,186		Eagle Materials, Inc.	644,267
38,498		Graphic Packaging Holding Co.	828,092
2,705		Greif, Inc., Class A	171,767
5,690	[2]	Knife River Corp.	286,321
7,389		Louisiana-Pacific Corp.	378,908
11,309	[2]	MP Materials Corp.	185,468
1,166		NewMarket Corp.	562,187
16,007		Olin Corp.	683,819
7,724		Reliance Steel & Aluminum Co.	1,964,831
6,763		Royal Gold, Inc.	705,584
15,536		RPM International, Inc.	1,417,971
5,623		Scotts Miracle-Gro Co.	249,886
Annual Shareholder Report
14

Shares			Value
	[1]	COMMON STOCKS— continued
		Materials— continued
10,904		Silgan Holdings, Inc.	$ 436,814
11,507		Sonoco Products Co.	596,178
26,614		United States Steel Corp.	901,948
5,039		Westlake Corp.	581,299
5,772		Worthington Industries, Inc.	355,671
		TOTAL	18,306,310
		Real Estate— 7.1%
12,289		Agree Realty Corp.	687,446
13,934		Apartment Income REIT Corp.	407,012
36,163		Brixmor Property Group, Inc.	751,829
12,657		Corporate Office Properties Trust	288,580
19,891		Cousins Properties, Inc.	355,452
28,288		CubeSmart	964,338
6,367		EastGroup Properties, Inc.	1,039,413
12,581		EPR Properties	537,209
23,282		Equity LifeStyle Properties, Inc.	1,531,955
16,783		First Industrial Realty Trust	709,921
32,433		Gaming and Leisure Properties, Inc.	1,472,134
38,211		Healthcare Realty Trust, Inc.	548,328
29,353		Independence Realty Trust	363,684
5,667	[2]	Jones Lang LaSalle, Inc.	724,923
12,882		Kilroy Realty Corp.	368,167
33,151		Kite Realty Group Trust	706,779
10,485		Lamar Advertising Co., Class A	862,601
51,623	[3]	Medical Properties Trust, Inc.	246,758
6,040		National Storage Affiliates Trust	172,261
23,125		NNN REIT, Inc.	840,131
29,750		Omega Healthcare Investors, Inc.	984,725
37,570		Park Hotels & Resorts, Inc.	433,182
31,398		Physicians Realty Trust	340,982
9,396		PotlatchDeltic Corp.	402,619
12,023		Rayonier, Inc.	303,460
22,615		Rexford Industrial Realty, Inc.	977,873
30,511		Sabra Health Care REIT, Inc.	416,170
16,563		Spirit Realty Capital, Inc.	596,102
25,941		STAG Industrial, Inc.	861,760
20,774		Vornado Realty Trust, LP	398,861
		TOTAL	19,294,655
		Utilities— 3.4%
9,571		ALLETE, Inc.	512,431
8,748		Black Hills Corp.	422,966
Annual Shareholder Report
15

Shares			Value
	[1]	COMMON STOCKS— continued
		Utilities— continued
30,608		Essential Utilities, Inc.	$ 1,024,144
4,756		IDACORP, Inc.	450,441
10,738		National Fuel Gas Co.	547,101
15,263		New Jersey Resources Corp.	619,372
7,796		Northwestern Energy Group, Inc.	374,286
25,379		OGE Energy Corp.	867,962
8,726		ONE Gas, Inc.	527,050
6,961		Ormat Technologies, Inc.	428,380
10,683		PNM Resources, Inc.	451,464
9,192		Portland General Electric Co.	367,864
7,818		Southwest Gas Holdings, Inc.	458,213
4,090		Spire, Inc.	227,527
26,893		UGI Corp.	559,374
41,524		Vistra Corp.	1,358,665
		TOTAL	9,197,240
		TOTAL COMMON STOCKS (IDENTIFIED COST $178,939,420)	261,770,565
		INVESTMENT COMPANIES— 4.9%
2,105,070		Federated Hermes Government Obligations Fund, Premier Shares, 5.26%[4]	2,105,070
11,154,428		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 5.45%[4]	11,154,428
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $13,255,987)	13,259,498
		TOTAL INVESTMENT IN SECURITIES—100.6% (IDENTIFIED COST $192,195,407)[5]	275,030,063
		OTHER ASSETS AND LIABILITIES - NET—(0.6%)[6]	(1,633,317)
		TOTAL NET ASSETS—100%	$273,396,746
At October 31, 2023, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized (Depreciation)
Long Futures:
S&P MidCap 400 E-Mini Index, Long Futures	50	$11,875,500	December 2023	$(427,997)
Net Unrealized Depreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report
16

Transactions with affiliates, which are either the parent company of the Adviser or investment companies which are funds managed by the Manager or an affiliate of the Manager, during the period ended October 31, 2023, were as follows:
	Federated Hermes, Inc.	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Value as of 10/31/2022	$488,620	$1,428,703	$14,659,721	$16,577,044
Purchases at Cost	$—	$29,235,491	$71,614,307	$100,849,798
Proceeds from Sales	$(117,266)	$(28,559,124)	$(75,126,246)	$(103,802,636)
Change in Unrealized Appreciation/ Depreciation	$(79,739)	$—	$5,695	$(74,044)
Net Realized Gain/(Loss)	$52,267	$—	$951	$53,218
Value as of 10/31/2023	$343,882	$2,105,070	$11,154,428	$13,603,380
Shares Held as of 10/31/2023	10,848	2,105,070	11,154,428	13,270,346
Dividend Income	$14,186	$59,023	$554,320	$627,529

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1
The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the S&P MidCap 400 Index and minimizing trading costs. The underlying face amount, at value, of open index futures contracts is
$11,875,500 at October 31, 2023, which represents 4.3% of total net assets. Taking into consideration these open index futures contracts, the Fund’s effective total exposure to the S&P
MidCap 400 Index is 100%.

2	Non-income-producing security.
3	All or a portion of this securities is temporarily on loan to unaffiliated broker/dealers.
4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $195,272,945.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2023.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
17

As of October 31, 2023, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
The following acronym(s) are used throughout this portfolio:
LP	—Limited Partnership
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$16.77	$23.51	$18.35	$20.69	$23.69
Income From Investment Operations:
Net investment income[1]	0.21	0.21	0.21	0.20	0.26
Net realized and unrealized gain (loss)	(0.32)	(2.53)	7.99	(0.44)	1.37
TOTAL FROM INVESTMENT OPERATIONS	(0.11)	(2.32)	8.20	(0.24)	1.63
Less Distributions:
Distributions from net investment income	(0.23)	(0.20)	(0.18)	(0.22)	(0.27)
Distributions from net realized gain	(1.71)	(4.22)	(2.86)	(1.88)	(4.36)
TOTAL DISTRIBUTIONS	(1.94)	(4.42)	(3.04)	(2.10)	(4.63)
Net Asset Value, End of Period	$14.72	$16.77	$23.51	$18.35	$20.69
Total Return[2]	(0.99)%	(11.85)%	48.88%	(1.41)%	8.63%
Ratios to Average Net Assets:
Net expenses[3]	0.31%[4]	0.31%	0.31%	0.31%	0.31%
Net investment income	1.35%	1.17%	0.96%	1.22%	1.31%
Expense waiver/reimbursement[5]	0.17%	0.15%	0.14%	0.15%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$38,699	$82,356	$109,614	$87,376	$161,149
Portfolio turnover[6]	34%	32%	31%	34%	31%

1	Per share number has been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.31% for the year ended October 31, 2023, after taking into account this expense reduction.

5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$16.80	$23.54	$18.37	$20.70	$23.71
Income From Investment Operations:
Net investment income[1]	0.17	0.16	0.15	0.17	0.21
Net realized and unrealized gain (loss)	(0.33)	(2.53)	8.00	(0.45)	1.36
TOTAL FROM INVESTMENT OPERATIONS	(0.16)	(2.37)	8.15	(0.28)	1.57
Less Distributions:
Distributions from net investment income	(0.19)	(0.15)	(0.12)	(0.17)	(0.22)
Distributions from net realized gain	(1.71)	(4.22)	(2.86)	(1.88)	(4.36)
TOTAL DISTRIBUTIONS	(1.90)	(4.37)	(2.98)	(2.05)	(4.58)
Net Asset Value, End of Period	$14.74	$16.80	$23.54	$18.37	$20.70
Total Return[2]	(1.31)%	(12.06)%	48.52%	(1.63)%	8.32%
Ratios to Average Net Assets:
Net expenses[3]	0.56%[4]	0.56%	0.56%	0.56%	0.56%
Net investment income	1.06%	0.92%	0.71%	0.95%	1.08%
Expense waiver/reimbursement[5]	0.16%	0.14%	0.13%	0.13%	0.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$189,138	$224,874	$306,048	$251,645	$336,868
Portfolio turnover[6]	34%	32%	31%	34%	31%

1	Per share number has been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.56% for the year ended October 31, 2023, after taking into account this expense reduction.

5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$16.80	$23.55	$18.38	$20.71	$23.72
Income From Investment Operations:
Net investment income[1]	0.21	0.20	0.21	0.22	0.26
Net realized and unrealized gain (loss)	(0.32)	(2.53)	8.00	(0.45)	1.36
TOTAL FROM INVESTMENT OPERATIONS	(0.11)	(2.33)	8.21	(0.23)	1.62
Less Distributions:
Distributions from net investment income	(0.23)	(0.20)	(0.18)	(0.22)	(0.27)
Distributions from net realized gain	(1.71)	(4.22)	(2.86)	(1.88)	(4.36)
TOTAL DISTRIBUTIONS	(1.94)	(4.42)	(3.04)	(2.10)	(4.63)
Net Asset Value, End of Period	$14.75	$16.80	$23.55	$18.38	$20.71
Total Return[2]	(0.98)%	(11.87)%	48.87%	(1.35)%	8.59%
Ratios to Average Net Assets:
Net expenses[3]	0.30%[4]	0.30%	0.30%	0.30%	0.30%
Net investment income	1.30%	1.19%	0.96%	1.21%	1.34%
Expense waiver/reimbursement[5]	0.13%	0.11%	0.10%	0.11%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$45,559	$43,205	$48,011	$37,590	$53,991
Portfolio turnover[6]	34%	32%	31%	34%	31%

1	Per share number has been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.30% for the year ended October 31, 2023, after taking into account this expense reduction.

5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Assets and Liabilities
October 31, 2023

Assets:
Investment in securities, at value including $2,080,785 of securities loaned and $13,603,380 of investment in affiliated holdings* (identified cost $192,195,407, including $13,475,442 of identified cost in affiliated holdings)	$275,030,063
Due from broker (Note 2)	720,000
Income receivable	126,270
Receivable for variation margin on futures contracts	106,489
Receivable for shares sold	86,518
Income receivable from affiliated holdings	47,287
Total Assets	276,116,627
Liabilities:
Payable for collateral due to broker for securities lending (Note 2)	$2,105,070
Payable for shares redeemed	250,772
Payable for investments purchased	166,448
Payable for portfolio accounting fees	78,457
Payable for other service fees (Notes 2 and 5)	45,239
Payable for management fee (Note 5)	2,348
Payable to bank	472
Accrued expenses (Note 5)	71,075
TOTAL LIABILITIES	2,719,881
Net assets for 18,545,169 shares outstanding	$273,396,746
Net Assets Consist of:
Paid-in capital	$164,452,914
Total distributable earnings (loss)	108,943,832
TOTAL NET ASSETS	$273,396,746
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
Net asset value per share ($38,699,079 ÷ 2,629,484 shares outstanding) no par value, unlimited shares authorized	$14.72
Service Shares:
Net asset value per share ($189,138,310 ÷ 12,827,321 shares outstanding) no par value, unlimited shares authorized	$14.74
Class R6 Shares:
Net asset value per share ($45,559,357 ÷ 3,088,364 shares outstanding) no par value, unlimited shares authorized	$14.75

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Statement of Operations
Year Ended October 31, 2023

Investment Income:
Dividends (including $568,506 received from affiliated holdings*)	$5,275,367
Net income on securities loaned (includes $59,023 earned from an affiliated holding* related to cash collateral balances) (Note 2)	16,854
TOTAL INCOME	5,292,221
Expenses:
Management fee (Note 5)	$974,645
Custodian fees	25,092
Transfer agent fees (Note 2)	169,657
Directors’/Trustees’ fees (Note 5)	5,134
Auditing fees	28,968
Legal fees	10,205
Other service fees (Notes 2 and 5)	523,686
Portfolio accounting fees	138,197
Share registration costs	54,219
Printing and postage	21,541
Commitment fees	15,563
Miscellaneous (Note 5)	88,678
TOTAL EXPENSES	2,055,585
Waiver, Reimbursements and Reduction:
Waiver/reimbursement of management fee (Note 5)	(436,140)
Reimbursement of other operating expenses (Notes 2 and 5)	(68,972)
Reduction of custodian fees (Note 6)	(281)
TOTAL WAIVER, REIMBURSEMENTS AND REDUCTION	(505,393)
Net expenses	1,550,192
Net investment income	3,742,029
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments (including net realized gain of $53,218 on sales of investments in affiliated holdings*) and foreign currency transactions	34,506,577
Net realized gain on futures contracts	911,213
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(74,044) of investments in affiliated holdings*)	(38,303,074)
Net change in unrealized appreciation of futures contracts	(1,557,463)
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(4,442,747)
Change in net assets resulting from operations	$(700,718)

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
23

Statement of Changes in Net Assets

Year Ended October 31	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,742,029	$4,032,653
Net realized gain	35,417,790	33,796,821
Net change in unrealized appreciation/depreciation	(39,860,537)	(90,594,371)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(700,718)	(52,764,897)
Distributions to Shareholders:
Institutional Shares	(9,127,954)	(20,615,815)
Service Shares	(23,992,734)	(55,559,663)
Class R6 Shares	(5,079,950)	(9,186,618)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(38,200,638)	(85,362,096)
Share Transactions:
Proceeds from sale of shares	42,005,852	56,749,675
Net asset value of shares issued to shareholders in payment of distributions declared	37,035,652	83,065,319
Cost of shares redeemed	(117,178,338)	(114,926,071)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(38,136,834)	24,888,923
Change in net assets	(77,038,190)	(113,238,070)
Net Assets:
Beginning of period	350,434,936	463,673,006
End of period	$273,396,746	$350,434,936
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
24

Notes to Financial Statements
October 31, 2023
1. ORGANIZATION
Federated Hermes Index Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of two portfolios. The financial statements included herein are only those of Federated Hermes Mid-Cap Index Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Service Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the mid-level stock capitalization sector of the U.S. equity market. This group of stocks is known as the S&P MidCap 400 Index.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated Equity Management Company of Pennsylvania (the “Manager”).
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Manager.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Manager, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Manager’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Manager’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Board of Trustees (the “Trustees”) has designated the Manager as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Manager is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Manager’s fair value determinations.
The Manager, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Manager and certain of the Manager’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Manager based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Manager. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Manager’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses
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mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Manager.
The Manager has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Manager has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Manager. The Trustees periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
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The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Manager and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The detail of the total fund expense waiver, reimbursements and reduction of $505,393 is disclosed in various locations in this Note 2, Note 5 and Note 6.
Transfer Agent Fees
For the year ended October 31, 2023, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Institutional Shares	$41,256	$(22,314)
Service Shares	118,785	(46,658)
Class R6 Shares	9,616	—
TOTAL	$169,657	$(68,972)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Service Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
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For the year ended October 31, 2023, other service fees for the Fund were as follows:
Other Service Fees Incurred
Service Shares	$523,686
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986 and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2023, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2023, tax years 2020 through 2023 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases stock index futures contracts to manage cash flows, enhance yield and to maintain exposure to the S&P MidCap 400 Index and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at the period end are listed after the Fund’s Portfolio of Investments.
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The average notional value of long futures contracts held by the Fund throughout the period was $12,089,918. This is based on amounts held as of each month-end throughout the fiscal year.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings from collateral invested in affiliated holdings as presented parenthetically on the Statement of Operations do not reflect fees and rebates and are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Manager. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and
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Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of October 31, 2023, securities subject to this type of arrangement and related collateral were as follows:
Fair Value of Securities Loaned	Collateral Received
$2,080,785	$2,105,070
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Equity contracts	Receivable for variation margin on futures contracts	$(427,997)*

*
Includes cumulative net depreciation of futures contracts as reported in the footnotes to the
Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2023
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Equity contracts	$911,213

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Equity contracts	$(1,557,463)
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Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could materially differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 10/31/2023		Year Ended 10/31/2022
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	552,159	$8,799,724	1,325,616	$23,986,449
Shares issued to shareholders in payment of distributions declared	567,280	8,712,063	1,047,465	19,825,449
Shares redeemed	(3,401,262)	(52,786,454)	(2,124,491)	(37,205,220)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(2,281,823)	$(35,274,667)	248,590	$6,606,678
	Year Ended 10/31/2023		Year Ended 10/31/2022
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	1,166,770	$18,522,846	1,244,586	$22,530,411
Shares issued to shareholders in payment of distributions declared	1,521,800	23,418,724	2,867,872	54,415,617
Shares redeemed	(3,250,082)	(52,498,478)	(3,726,237)	(68,663,599)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(561,512)	$(10,556,908)	386,221	$8,282,429
	Year Ended 10/31/2023		Year Ended 10/31/2022
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	939,003	$14,683,282	563,408	$10,232,815
Shares issued to shareholders in payment of distributions declared	318,535	4,904,865	465,448	8,824,253
Shares redeemed	(740,297)	(11,893,406)	(496,547)	(9,057,252)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	517,241	$7,694,741	532,309	$(9,999,816)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(2,326,094)	$(38,136,834)	1,167,120	$24,888,923
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from a net operating loss and wash sale adjustment on securities redeemed in-kind.
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For the period ended October 31, 2023, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$4,004,000	$(4,004,000)
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2023 and 2022, was as follows:
	2023	2022
Ordinary income[1]	$4,257,047	$19,164,778
Long-term capital gains	$33,943,591	$66,197,318

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of October 31, 2023, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[1]	$440,377
Undistributed long-term capital gains	$28,746,337
Net unrealized appreciation	$79,757,118
TOTAL	$108,943,832

1	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
At October 31, 2023, the cost of investments for federal tax purposes was $195,272,945. The net unrealized appreciation of investments for federal tax purposes was $79,757,118. This consists of unrealized appreciation from investments for those securities having an excess of value over cost of $94,941,317 and unrealized depreciation from investments for those securities having an excess of cost over value of $15,184,199. The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and mark-to-market on futures contracts. The amounts presented are inclusive of derivative contracts.
5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Management Fee
The management agreement between the Fund and the Manager provides for an annual fee equal to 0.30% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Manager may voluntarily choose to waive any portion of its fee of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended October 31, 2023, the Manager voluntarily waived $424,022 of its fee and reimbursed $68,972 of transfer agent fees.
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The Manager has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2023, the Manager reimbursed $12,118.
Other Service Fees
For the year ended October 31, 2023, FSSC received $13,486 of other service fees disclosed in Note 2.
Expense Limitation
The Manager and certain of its affiliates (which may include FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Institutional Shares, Service Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.31%, 0.56% and 0.30% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2025; or (b) the date of the Fund’s next effective Prospectus. While the Manager and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Manager which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund’s custodian, net credits realized as a result of uninvested cash balances were used to offset custody expenses. For the year ended October 31, 2023, the Fund’s expenses were offset by $281 under these arrangements.
7. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2023, were as follows:
Purchases	$107,484,243
Sales	$176,243,179
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 21, 2023. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency
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general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of October 31, 2023, the Fund had no outstanding loans. During the year ended October 31, 2023, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2023, there were no outstanding loans. During the year ended October 31, 2023, the program was not utilized.
10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
11. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries,
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individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Fund invests or the issuers of such investments. Any such impact could adversely affect the Fund’s performance.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2023, 100.00% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2023, 100.00% qualify for the dividend received deduction available to corporate shareholders.
For the year ended October 31, 2023, the amount of long-term capital gains designated by the Fund was $33,943,591.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees OF Federated Hermes Index Trust AND SHAREHOLDERS OF Federated hermes Mid-Cap Index fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Mid-Cap Index Fund (the “Fund”) (one of the portfolios constituting Federated Hermes Index Trust (the “Trust”)), including the portfolio of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes Index Trust) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
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We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
December 22, 2023
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 5/1/2023	Ending Account Value 10/31/2023	Expenses Paid During Period[1]
Actual:
Institutional Shares	$1,000.00	$959.20	$1.53
Service Shares	$1,000.00	$958.00	$2.76
Class R6 Shares	$1,000.00	$959.30	$1.48
Hypothetical (assuming a 5% return before expenses):
Institutional Shares	$1,000.00	$1,023.64	$1.58
Service Shares	$1,000.00	$1,022.38	$2.85
Class R6 Shares	$1,000.00	$1,023.69	$1.53

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Institutional Shares	0.31%
Service Shares	0.56%
Class R6 Shares	0.30%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2022, the Trust comprised two portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 1990
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, and
Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as Associate General Secretary of the Diocese of
Pittsburgh, a member of the Superior Court of Pennsylvania and as a
Professor of Law, Duquesne University School of Law. Judge Lally-
Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and
the Supreme Court’s Appellate Court Procedural Rules Committee.
Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC
Mercy Hospital; Regent, Saint Vincent Seminary; Member,
Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation
(natural gas). Judge Lally-Green has held the positions of: Director,
Auberle; Director, Epilepsy Foundation of Western and Central
Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint
Thomas More Society; Director and Chair, Catholic High Schools of
the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute;
Director, St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director and Vice Chair, Saint Francis University.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber); and Director, The
Golisano Children’s Museum of Naples, Florida.

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs,
General Counsel and Secretary of Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary of Board of Directors and Director of Risk Management and
Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of
Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Retired; formerly, Senior Vice Chancellor and Chief Legal
Officer, University of Pittsburgh and Executive Vice President and
Chief Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2023
Federated Hermes Mid-Cap Index Fund (the “Fund”)
At its meetings in May 2023 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Equity Management Company of Pennsylvania (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation of the Fund’s management fee (the “CCO Fee Evaluation Report”). The Board considered the CCO Fee Evaluation Report, along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Trustees deemed
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reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by Federated Hermes; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to managing the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in evaluating the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds managed by the same adviser or other advisers as well as management fees charged to institutional and other advisory clients of the same adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
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regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its evaluation of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition, the Board considered the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund based on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that there are a range of investment options available to the Fund’s shareholders and such shareholders in the marketplace, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the trading operations by the Advisers, including the execution of portfolio transactions and the selection of brokers for those transactions. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted that the significant acquisition of Hermes Fund Managers Limited by Federated Hermes has deepened Federated Hermes’ investment management expertise and capabilities and its access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Federated Hermes Funds. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the
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Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led, and continue to lead, to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the implementation of new rules on derivatives risk management and fair valuation.
The Board also considered the implementation of Federated Hermes’ business continuity plans. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports included, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions. The Board considered that, in its evaluation of investment performance at meetings throughout the year, it focused particular attention on information indicating less favorable performance of certain
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Federated Hermes Funds for specific time periods and discussed with Federated Hermes the reasons for such performance as well as any specific actions Federated Hermes had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered in the CCO’s view that, in evaluating such comparisons, in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the periods ended December 31, 2022, the Fund’s performance fell below the Performance Peer Group median for the one-year period, and was above the Performance Peer Group median for the three-year and five-year periods. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged to funds by other advisers, the use of comparisons between the Fund and its Expense Peer Group assisted the Board in its evaluation of the Fund’s fees and expenses. The Board focused on comparisons with other registered funds with comparable investment programs more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that
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other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
The Board also received and considered information about the nature and extent of services offered and fees charged by Federated Hermes to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
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Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported to the Board that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable. The Board considered the CCO’s view that the estimated profitability to the Adviser from its relationship with the Fund was not unreasonable in relation to the services provided.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board recognized that profitability comparisons among fund management companies are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund management company is affected by numerous factors. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of determining economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: portfolio management, investment research and trading operations; shareholder services; compliance; business continuity, cybersecurity and information
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55

security programs; internal audit and risk management functions; and technology and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered that Federated Hermes has been active in managing expenses of the Federated Hermes Funds in recent years, which has resulted in benefits being realized by shareholders.
The Board also received and considered information on adviser-paid fees (commonly referred to as “revenue sharing” payments) that was provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information is relevant to considering whether Federated Hermes had an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, but should not be considered when evaluating the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines economies of scale, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate service contracts including for serving as the Federated Hermes Funds’ administrator and distributor. In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing the benefits, if any, that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
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Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Index Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Mid-Cap Index Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2023, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2022 through March 31, 2023 (the “Period”). The Report addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and
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the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, any alternative funding sources that were available to the Federated Hermes Funds during the Period, such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions delayed beyond the normal T+1 settlement but within seven days of the redemption request, and committed lines of credit;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments, and the results of the Administrator’s evaluation of the services performed by the vendor in support of this process, including the Administrator’s view that the methodologies utilized by the vendor continue to be appropriate;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the operation of the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period, and the operation of the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk, if any, caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedHermes.com/us/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedHermes.com/us.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Mid-Cap Index Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420E882
CUSIP 31420E205
CUSIP 31420E874
29455 (12/23)
© 2023 Federated Hermes, Inc.

Annual Shareholder Report
October 31, 2023

Share Class | Ticker	C | MXCCX	R | FMXKX	Institutional | FISPX	Service | FMXSX

Federated Hermes Max-Cap Index Fund
Fund Established 1990

A Portfolio of Federated Hermes Index Trust
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2022 through October 31, 2023. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedHermes.com/us offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Max-Cap Index Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2023, was 8.48% for Class C Shares, 8.75% for Class R Shares, 9.64% for Institutional Shares and 9.32% for Service Shares. The total return of the Standard & Poor’s 500® Index (S&P 500),1 the Fund’s broad-based securities market index, was 10.14% for the same period. The Fund’s total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses which were not reflected in the total return of the S&P 500.
The Fund normally invests its assets primarily in the common stocks included in the S&P 500. Under normal circumstances, Fund management will also use enhanced management techniques (discussed further below) in an attempt to improve the performance of the portfolio relative to the S&P 500 to compensate for Fund expenses and tracking error (difference in the Fund’s performance relative to the performance of the S&P 500). During the reporting period, the Fund’s investment strategy focused on the use of the enhanced management techniques, which was the most significant factor affecting the Fund’s performance relative to the S&P 500.
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the S&P 500.
MARKET OVERVIEW
During the 12-month reporting period ending October 31, 2023, the domestic equity market generated a positive return as evidenced by the 9.01% return of the S&P Composite 1500 Index (S&P 1500).2 Of note, that return was concentrated in a handful of large cap stocks. In the S&P 1500, the top 10 stocks by contribution generated essentially all the reporting period’s return. This concentration of returns resulted in a stark difference between the performance of the market cap segments. As expected, large cap stocks performed well with the S&P 500 returning 10.14%. Mid cap stocks (S&P MidCap 400 Index3 -1.06%) and small cap stocks (S&P SmallCap 600 Index4 -7.65%) did considerably worse generating negative returns for the reporting period. Finally, growth stocks outperformed value stocks as the S&P Composite 1500 Growth Index5 returned 10.86% versus the 6.53% return of the S&P Composite 1500 Value Index.6
Within the S&P 500, the sector7 performance was mixed for the reporting period with five out of the eleven sectors generating positive returns. The top performing sector was Communication Services 35.77%, followed by Information Technology 30.84% and Consumer Discretionary 8.44%. The Utilities sector posted the weakest results -7.72%, followed by Real Estate -6.49% and Health Care -4.56%.
Annual Shareholder Report

Microsoft Corporation (Information Technology), NVIDIA Corporation (Information Technology) and Meta Platforms Inc. Class A (Communication Services) posted the strongest contribution to performance in the S&P 500, while Bank of America Corp (Financials), Pfizer, Inc. (Health Care) and Tesla, Inc. (Consumer Discretionary) detracted the most from the performance of the S&P 500 for the reporting period.
Enhanced Management Techniques
The Fund’s enhanced management techniques primarily consisted of overweighting and underweighting stocks relative to the S&P 500 based upon Fund management’s quantitative analysis of the securities. The Fund also invested in stocks not represented in the S&P 500 issued in initial public offerings (IPOs).8 During the reporting period, the Fund underperformed the S&P 500 by 50 basis points on a net basis and underperformed the S&P 500 by 9 basis points on a gross basis. The quantitative strategy contributed negatively to the Fund’s performance while the IPO strategy contributed positively. The Fund invested in S&P 500 futures9 to provide equity exposure for the Fund’s cash balances, reducing tracking error to the Fund’s benchmark. During the reporting period, the trading of futures contracts had a negligible effect on the Fund’s overall performance.
1
Please see the footnotes to the line graph below for definitions of, and further information about, the S&P 500.
2
The S&P Composite 1500® Index combines three leading indices, the S&P 500® Index, the S&P MidCap 400® Index and the S&P SmallCap 600® Index to cover approximately 90% of the U.S. market capitalization.*
3
The S&P MidCap 400® Index is an unmanaged capitalization weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market.*
4
The S&P SmallCap 600® Index measures the small-cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.*
5
The S&P Composite 1500® Growth Index measures growth stocks using three factors: sales growth, the ratio of earnings change to price and momentum. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. Constituents are drawn from the S&P 1500® Index which combines the S&P 500® Index, S&P MidCap 400® Index and the S&P SmallCap 600® Index.*
6
The S&P Composite 1500® Value Index measures value stocks using three factors: the ratios of book value, earnings and sales to price. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. Constituents are drawn from the S&P 1500® Index, which combines the S&P 500® Index, S&P MidCap 400® Index and the S&P SmallCap 600® Index.*
7
Sector classifications are based upon the classification of the Standard & Poor’s Global Industry Classification Standard.
8
Investing in IPOs involves special risks such as limited liquidity and increased volatility.
9
The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
*
The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Max-Cap Index Fund (the “Fund”) from October 31, 2013 to October 31, 2023, compared to the Standard & Poor’s 500® Index (S&P 500).2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2023

◾ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 10/31/2023
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class C Shares	7.55%	9.39%	9.67%
Class R Shares	8.75%	9.72%	10.00%
Institutional Shares	9.64%	10.55%	10.83%
Service Shares	9.32%	10.23%	10.50%
S&P 500	10.14%	11.01%	11.18%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedHermes.com/us or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.
2
The S&P 500 is an unmanaged capitalization weighted index of 500 stocks designated to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect taxes, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At October 31, 2023, the Fund’s sector composition1 for its equity securities investments was as follows:
Sector	Percentage of Total Net Assets
Information Technology	26.6%
Health Care	12.6%
Financials	12.1%
Consumer Discretionary	10.0%
Communication Services	8.3%
Industrials	7.8%
Consumer Staples	6.3%
Energy	4.3%
Utilities	2.4%
Materials	2.3%
Real Estate	2.3%
Cash Equivalents[2]	4.7%
Derivative Contracts[3]	(0.2%)
Other Assets and Liabilities—Net[4]	0.5%
TOTAL[5]	100%

1
Except for Derivative Contracts, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Manager assigns a classification to securities not classified by the GICS and to securities for which the
Manager does not have access to the classification made by the GICS.

2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3
Based upon net unrealized appreciation (depreciation) or value of the derivative contracts, as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation (depreciation) may indicate. In many cases, the notional value or notional principal amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio. More complete information regarding the Fund’s direct investments in derivative contracts, including unrealized appreciation (depreciation) and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.

4	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
5
The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the Standard & Poor’s 500 (S&P 500) Index and minimizing trading costs. Taking into consideration these open index futures contracts, the
Fund’s effective total exposure to the S&P 500 Index is 99.9%.

Annual Shareholder Report

Portfolio of Investments
October 31, 2023
Shares			Value
	[1]	COMMON STOCKS— 95.0%
		Communication Services— 8.3%
30,442	[2]	Alphabet, Inc., Class A	$ 3,777,243
25,944	[2]	Alphabet, Inc., Class C	3,250,783
37,534		AT&T, Inc.	578,024
559	[2]	Charter Communications, Inc., Class A	225,165
20,790		Comcast Corp., Class A	858,419
1,265		Electronic Arts, Inc.	156,594
988		Fox Corp., Class A	30,025
765		Fox Corp., Class B	21,351
1,845	[2]	Match Group, Inc.	63,837
11,213	[2]	Meta Platforms, Inc.	3,378,141
2,487	[2]	Netflix, Inc.	1,023,873
1,466		News Corp., Inc., Class A	30,317
134		News Corp., Inc., Class B	2,873
830		Omnicom Group, Inc.	62,175
741	[2]	Take-Two Interactive Software, Inc.	99,109
2,759	[2]	T-Mobile USA, Inc.	396,910
21,887		Verizon Communications, Inc.	768,890
9,508	[2]	Walt Disney Co.	775,758
3,090	[2]	Warner Bros. Discovery, Inc.	30,715
		TOTAL	15,530,202
		Consumer Discretionary— 10.0%
2,230	[2]	Airbnb, Inc., Class A	263,787
46,172	[2]	Amazon.com, Inc.	6,145,031
2,370	[2]	Aptiv PLC	206,664
85	[2]	AutoZone, Inc.	210,556
1,377		Bath & Body Works, Inc.	40,828
2,288		Best Buy Co., Inc.	152,884
175	[2]	Booking Holdings, Inc.	488,173
718		BorgWarner, Inc.	26,494
1,420	[2]	Caesars Entertainment Corp.	56,644
3,885	[2]	Carnival Corp.	44,522
150	[2]	Chipotle Mexican Grill, Inc.	291,330
2,375		D. R. Horton, Inc.	247,950
487		Darden Restaurants, Inc.	70,873
2,268		eBay, Inc.	88,974
2,060	[2]	Etsy, Inc.	128,338
520	[2]	Expedia Group, Inc.	49,551
Annual Shareholder Report

Shares			Value
	[1]	COMMON STOCKS— continued
		Consumer Discretionary— continued
19,995		Ford Motor Co.	$ 194,951
597		Garmin Ltd.	61,210
4,135		General Motors Co.	116,607
75		Genuine Parts Co.	9,664
713		Hilton Worldwide Holdings, Inc.	108,041
5,120		Home Depot, Inc.	1,457,613
3,624		Las Vegas Sands Corp.	171,995
2,094		Lennar Corp., Class A	223,388
977		LKQ Corp.	42,910
2,889		Lowe’s Cos., Inc.	550,557
586	[2]	Lululemon Athletica Inc.	230,579
802		Marriott International, Inc., Class A	151,225
3,764		McDonald’s Corp.	986,808
3,726		MGM Resorts International	130,112
64	[2]	Mohawk Industries, Inc.	5,144
6,411		Nike, Inc., Class B	658,858
1,453	[2]	Norwegian Cruise Line Holdings Ltd.	19,761
13	[2]	NVR, Inc.	70,364
286	[2]	O’Reilly Automotive, Inc.	266,106
176		Pool Corp.	55,576
869		Pulte Group, Inc.	63,950
38		Ralph Lauren Corp.	4,276
2,541		Ross Stores, Inc.	294,680
2,155	[2]	Royal Caribbean Cruises, Ltd.	182,593
6,007		Starbucks Corp.	554,086
559		Tapestry, Inc.	15,406
14,076	[2]	Tesla, Inc.	2,827,024
5,625		TJX Cos., Inc.	495,394
109		Tractor Supply Co.	20,989
211	[2]	Ulta Beauty, Inc.	80,456
243		Whirlpool Corp.	25,408
295		Wynn Resorts Ltd.	25,895
1,567		Yum! Brands, Inc.	189,388
		TOTAL	18,803,613
		Consumer Staples— 6.3%
8,568		Altria Group, Inc.	344,177
3,906		Archer-Daniels-Midland Co.	279,552
1,225		Brown-Forman Corp., Class B	68,796
869		Campbell Soup Co.	35,116
1,121		Church and Dwight, Inc.	101,944
1,269		Clorox Co.	149,361
Annual Shareholder Report

Shares			Value
	[1]	COMMON STOCKS— continued
		Consumer Staples— continued
4,454		Colgate-Palmolive Co.	$ 334,585
1,765		Conagra Brands, Inc.	48,290
1,182		Constellation Brands, Inc., Class A	276,765
2,282		Costco Wholesale Corp.	1,260,668
300		Dollar General Corp.	35,712
1,129	[2]	Dollar Tree, Inc.	125,421
556		Estee Lauder Cos., Inc., Class A	71,652
3,257		General Mills, Inc.	212,487
851		Hershey Foods Corp.	159,435
1,708		Hormel Foods Corp.	55,595
1,018		Kellanova	51,378
8,795		Kenvue, Inc.	163,587
4,700		Keurig Dr Pepper, Inc.	142,551
1,759		Kimberly-Clark Corp.	210,447
3,483		Kraft Heinz Co./The	109,575
3,120		Kroger Co.	141,554
1,095		McCormick & Co., Inc.	69,971
2,442		Molson Coors Beverage Company, Class B	141,074
6,636		Mondelez International, Inc., Class A	439,370
3,436	[2]	Monster Beverage Corp.	175,580
7,088		PepsiCo, Inc.	1,157,329
6,880		Philip Morris International, Inc.	613,421
12,081		Procter & Gamble Co.	1,812,512
1,269		Smucker (J.M.) Co.	144,463
2,564		Sysco Corp.	170,480
2,495		Target Corp.	276,421
20,069		The Coca-Cola Co.	1,133,698
4,486		Walgreens Boots Alliance, Inc.	94,565
7,819		WalMart, Inc.	1,277,703
		TOTAL	11,885,235
		Energy— 4.3%
4,599		Baker Hughes a GE Co. LLC	158,298
9,114		Chevron Corp.	1,328,183
6,228		ConocoPhillips	739,887
4,513		Coterra Energy, Inc., Class A	124,108
1,370		Devon Energy Corp.	63,801
301		Diamondback Energy, Inc.	48,256
2,930		EOG Resources, Inc.	369,913
2,179		EQT Corp.	92,346
20,468		Exxon Mobil Corp.	2,166,538
4,104		Halliburton Co.	161,451
Annual Shareholder Report

Shares			Value
	[1]	COMMON STOCKS— continued
		Energy— continued
1,982		Hess Corp.	$ 286,201
8,727		Kinder Morgan, Inc.	141,377
6,575		Marathon Oil Corp.	179,563
2,641		Marathon Petroleum Corp.	399,451
3,425		Occidental Petroleum Corp.	211,699
2,677		ONEOK, Inc.	174,540
2,103		Phillips 66	239,889
1,158		Pioneer Natural Resources, Inc.	276,762
6,898		Schlumberger Ltd.	383,943
911		Targa Resources, Inc.	76,169
2,447		Valero Energy Corp.	310,769
3,413		Williams Cos., Inc.	117,407
		TOTAL	8,050,551
		Financials— 12.1%
3,980		Aflac, Inc.	310,878
1,500		Allstate Corp.	192,195
3,070		American Express Co.	448,312
3,298		American International Group, Inc.	202,200
794		Ameriprise Financial, Inc.	249,769
1,086		Aon PLC	336,008
1,650	[2]	Arch Capital Group Ltd.	143,022
133		Assurant, Inc.	19,804
35,723		Bank of America Corp.	940,944
3,533		Bank of New York Mellon Corp.	150,153
9,302	[2]	Berkshire Hathaway, Inc., Class B	3,175,052
576		BlackRock, Inc.	352,673
3,770		Blackstone, Inc.	348,159
933		Brown & Brown	64,769
1,748		Capital One Financial Corp.	177,055
408		Cboe Global Markets, Inc.	66,867
7,863		Charles Schwab Corp.	409,191
2,174		Chubb Ltd.	466,584
619		Cincinnati Financial Corp.	61,696
9,324		Citigroup, Inc.	368,205
5,782		Citizens Financial Group, Inc.	135,472
1,364		CME Group, Inc.	291,159
2,853		Comerica, Inc.	112,408
2,331		Discover Financial Services	191,328
1,307		Fidelity National Information Services, Inc.	64,187
2,758		Fifth Third Bancorp	65,392
3,876	[2]	Fiserv, Inc.	440,895
Annual Shareholder Report

Shares			Value
	[1]	COMMON STOCKS— continued
		Financials— continued
305	[2]	FleetCor Technologies Inc.	$ 68,677
713		Franklin Resources, Inc.	16,249
680		Gallagher (Arthur J.) & Co.	160,133
1,166		Global Payments, Inc.	123,853
268		Globe Life, Inc.	31,184
1,725		Goldman Sachs Group, Inc.	523,727
1,290		Hartford Financial Services Group, Inc.	94,751
477		Henry Jack & Associates, Inc.	67,252
5,581		Huntington Bancshares, Inc.	53,857
2,084		Intercontinental Exchange, Inc.	223,905
8,448		Invesco Ltd.	109,571
14,613		JPMorgan Chase & Co.	2,032,084
641		Loews Corp.	41,030
1,584		M&T Bank Corp.	178,596
275		MarketAxess Holdings, Inc.	58,781
2,602		Marsh & McLennan Cos., Inc.	493,469
4,267		Mastercard, Inc., Class A	1,605,885
2,914		MetLife, Inc.	174,869
526		Moody’s Corp.	162,008
6,687		Morgan Stanley	473,573
437		MSCI, Inc., Class A	206,067
2,092		Nasdaq, Inc.	103,763
1,209		Northern Trust Corp.	79,685
4,084	[2]	PayPal Holdings, Inc.	211,551
1,940		PNC Financial Services Group, Inc.	222,072
2,373		Principal Financial Group, Inc.	160,605
2,398		Progressive Corp., OH	379,100
2,807		Prudential Financial, Inc.	256,672
777		Raymond James Financial, Inc.	74,157
3,695		Regions Financial Corp.	53,688
1,699		S&P Global, Inc.	593,478
2,939		State Street Corp.	189,948
5,086		Synchrony Financial	142,662
1,044		T. Rowe Price Group, Inc.	94,482
1,277		The Travelers Cos., Inc.	213,821
7,407		Truist Financial Corp.	210,063
5,218		U.S. Bancorp	166,350
8,230		Visa, Inc., Class A	1,934,873
16,335		Wells Fargo & Co.	649,643
915		Willis Towers Watson PLC	215,839
Annual Shareholder Report

Shares			Value
	[1]	COMMON STOCKS— continued
		Financials— continued
235		Zions Bancorporation, N.A.	$ 7,250
		TOTAL	22,643,600
		Health Care— 12.6%
7,870		Abbott Laboratories	744,108
9,576		AbbVie, Inc.	1,351,940
1,665		Agilent Technologies, Inc.	172,111
649	[2]	Align Technology, Inc.	119,799
3,078		Amgen, Inc.	787,045
3,058		Baxter International, Inc.	99,171
1,110		Becton Dickinson & Co.	280,586
660	[2]	Biogen, Inc.	156,776
691		Bio-Techne Corp.	37,749
7,789	[2]	Boston Scientific Corp.	398,719
10,919		Bristol-Myers Squibb Co.	562,656
1,073		Cardinal Health, Inc.	97,643
1,386		Cencora, Inc.	256,618
4,163	[2]	Centene Corp.	287,164
321	[2]	Charles River Laboratories International, Inc.	54,044
217		Cooper Cos., Inc.	67,650
7,884		CVS Health Corp.	544,075
3,409		Danaher Corp.	654,596
1,246	[2]	DaVita, Inc.	96,229
1,612		Dentsply Sirona, Inc.	49,021
2,910	[2]	Dexcom, Inc.	258,495
1,790	[2]	Edwards Lifesciences Corp.	114,059
1,152		Elevance Health, Inc.	518,504
4,012		Eli Lilly & Co.	2,222,367
2,144		GE HealthCare Technologies, Inc.	142,726
7,558		Gilead Sciences, Inc.	593,605
948		HCA Healthcare, Inc.	214,381
405	[2]	Henry Schein, Inc.	26,317
798		Humana, Inc.	417,905
463	[2]	IDEXX Laboratories, Inc.	184,955
930	[2]	Illumina, Inc.	101,761
2,451	[2]	Incyte Genomics, Inc.	132,182
464	[2]	Insulet Corp.	61,512
1,845	[2]	Intuitive Surgical, Inc.	483,796
953	[2]	IQVIA Holdings, Inc.	172,331
12,332		Johnson & Johnson	1,829,329
355		Laboratory Corp. of America Holdings	70,904
639		McKesson Corp.	290,975
Annual Shareholder Report

Shares			Value
	[1]	COMMON STOCKS— continued
		Health Care— continued
5,584		Medtronic PLC	$ 394,007
13,756		Merck & Co., Inc.	1,412,741
127	[2]	Mettler-Toledo International, Inc.	125,120
831	[2]	Moderna, Inc.	63,123
3	[2]	Molina Healthcare, Inc.	999
25,836		Pfizer, Inc.	789,548
419		Quest Diagnostics, Inc.	54,512
547	[2]	Regeneron Pharmaceuticals, Inc.	426,600
875		ResMed, Inc.	123,567
502		STERIS PLC	105,410
1,779		Stryker Corp.	480,721
1,434		The Cigna Group	443,393
1,995		Thermo Fisher Scientific, Inc.	887,316
4,738		UnitedHealth Group, Inc.	2,537,483
165		Universal Health Services, Inc., Class B	20,772
1,276	[2]	Vertex Pharmaceuticals, Inc.	462,052
4,137		Viatris, Inc.	36,819
327		West Pharmaceutical Services, Inc.	104,081
1,123		Zimmer Biomet Holdings, Inc.	117,252
2,364		Zoetis, Inc.	371,148
		TOTAL	23,610,468
		Industrials— 7.8%
3,736		3M Co.	339,789
1,346		Allegion PLC	132,393
3,111	[2]	American Airlines Group, Inc.	34,688
1,296		AMETEK, Inc.	182,438
2,167		Automatic Data Processing, Inc.	472,883
807	[2]	Axon Enterprise, Inc.	165,023
3,334	[2]	Boeing Co.	622,858
1,108		Broadridge Financial Solutions	189,069
1,656		C.H. Robinson Worldwide, Inc.	135,510
3,899		Carrier Global Corp.	185,826
2,531		Caterpillar, Inc.	572,133
602	[2]	Ceridian HCM Holding, Inc.	38,534
256		Cintas Corp.	129,823
3,981	[2]	Copart, Inc.	173,253
10,455		CSX Corp.	312,082
638		Cummins, Inc.	137,999
1,430		Deere & Co.	522,465
2,777		Delta Air Lines, Inc.	86,781
842		Dover Corp.	109,418
Annual Shareholder Report

Shares			Value
	[1]	COMMON STOCKS— continued
		Industrials— continued
1,952		Eaton Corp. PLC	$ 405,840
2,705		Emerson Electric Co.	240,664
718		Equifax, Inc.	121,751
1,559		Expeditors International Washington, Inc.	170,321
2,568		Fastenal Co.	149,817
1,099		FedEx Corp.	263,870
1,534		Fortive Corp.	100,140
717		General Dynamics Corp.	173,019
5,355		General Electric Co.	581,714
2,873		Honeywell International, Inc.	526,506
4,019		Howmet Aerospace, Inc.	177,238
272		Hubbell, Inc.	73,467
314		Hunt (J.B.) Transportation Services, Inc.	53,967
139		Huntington Ingalls Industries, Inc.	30,555
447		IDEX Corp.	85,560
996		Illinois Tool Works, Inc.	223,224
3,490		Ingersoll-Rand, Inc.	211,773
496		Jacobs Solutions, Inc.	66,117
3,116		Johnson Controls International PLC	152,746
1,071		L3Harris Technologies, Inc.	192,148
495		Leidos Holdings, Inc.	49,064
1,182		Lockheed Martin Corp.	537,384
798		Masco Corp.	41,568
357		Nordson Corp.	75,895
688		Norfolk Southern Corp.	131,264
537		Northrop Grumman Corp.	253,158
407		Old Dominion Freight Lines, Inc.	153,301
2,323		Otis Worldwide Corp.	179,359
3,767		PACCAR, Inc.	310,890
602		Parker-Hannifin Corp.	222,084
823		Paychex, Inc.	91,394
318		Paycom Software, Inc.	77,900
2,260		Pentair PLC	131,351
642		Quanta Services, Inc.	107,291
944		Republic Services, Inc.	140,175
1,826		Robert Half, Inc.	136,530
249		Rockwell Automation, Inc.	65,440
1,556		Rollins, Inc.	58,521
6,115		RTX Corp	497,700
2,045		Smith (A.O.) Corp.	142,659
196		Snap-on, Inc.	50,556
Annual Shareholder Report

Shares			Value
	[1]	COMMON STOCKS— continued
		Industrials— continued
753		Textron Inc.	$ 57,228
1,064		Trane Technologies plc	202,490
170	[2]	Transdigm Group, Inc.	140,775
3,074		Union Pacific Corp.	638,193
1,242	[2]	United Airlines Holdings, Inc.	43,482
3,788		United Parcel Service, Inc.	535,055
304		United Rentals, Inc.	123,506
1,136	[2]	Veralto Corp.	78,384
1,121		Verisk Analytics, Inc.	254,871
198		W.W. Grainger, Inc.	144,506
731		Wabtec Corp.	77,501
1,273		Waste Management, Inc.	209,192
1,420		Xylem, Inc.	132,827
		TOTAL	14,634,896
		Information Technology— 26.6%
3,260		Accenture PLC, Class A	968,513
2,277	[2]	Adobe, Inc.	1,211,501
8,375	[2]	Advanced Micro Devices, Inc.	824,938
590	[2]	Akamai Technologies, Inc.	60,965
3,069		Amphenol Corp., Class A	247,208
2,632		Analog Devices, Inc.	414,093
476	[2]	ANSYS, Inc.	132,452
74,655		Apple, Inc.	12,748,834
4,127		Applied Materials, Inc.	546,209
762	[2]	Arista Networks, Inc.	152,682
1,526	[2]	Autodesk, Inc.	301,583
2,071		Broadcom, Inc.	1,742,477
1,368	[2]	Cadence Design Systems, Inc.	328,115
589		CDW Corp.	118,036
20,331		Cisco Systems, Inc.	1,059,855
2,292		Cognizant Technology Solutions Corp., Class A	147,765
853		Corning, Inc.	22,826
848	[2]	Enphase Energy, Inc.	67,484
365	[2]	EPAM Systems, Inc.	79,413
182	[2]	F5, Inc.	27,589
105	[2]	Fair Isaac & Co., Inc.	88,816
434	[2]	First Solar, Inc.	61,823
4,823	[2]	Fortinet Inc.	275,731
131	[2]	Gartner, Inc., Class A	43,497
12,114		Hewlett Packard Enterprise Co.	186,313
3,713		HP, Inc.	97,763
Annual Shareholder Report

Shares			Value
	[1]	COMMON STOCKS— continued
		Information Technology— continued
4,491		IBM Corp.	$ 649,578
18,768		Intel Corp.	685,032
1,438		Intuit, Inc.	711,738
5,007		Juniper Networks, Inc.	134,789
1,624	[2]	Keysight Technologies, Inc.	198,209
654		KLA Corp.	307,184
647		Lam Research Corp.	380,578
3,957		Microchip Technology, Inc.	282,095
4,222		Micron Technology, Inc.	282,325
37,405		Microsoft Corp.	12,647,005
264		Monolithic Power Systems	116,619
809		Motorola Solutions, Inc.	225,274
826		NetApp, Inc.	60,116
12,714		NVIDIA Corp.	5,184,769
1,213		NXP Semiconductors NV	209,158
1,990	[2]	ON Semiconductor Corp.	124,654
7,902		Oracle Corp.	817,067
1,941	[2]	Palo Alto Networks, Inc.	471,702
1,283	[2]	PTC, Inc.	180,159
1,493	[2]	Qorvo, Inc.	130,518
5,829		QUALCOMM, Inc.	635,303
350		Roper Technologies, Inc.	171,000
5,028	[2]	Salesforce, Inc.	1,009,773
1,145		Seagate Technology Holdings PLC	78,146
1,051	[2]	ServiceNow, Inc.	611,524
1,773		Skyworks Solutions, Inc.	153,790
731	[2]	Synopsys, Inc.	343,161
1,512		TE Connectivity Ltd.	178,189
263	[2]	Teledyne Technologies, Inc.	98,517
942		Teradyne, Inc.	78,440
4,029		Texas Instruments, Inc.	572,158
1,630	[2]	Trimble, Inc.	76,822
484	[2]	VeriSign, Inc.	96,636
		TOTAL	49,858,509
		Materials— 2.3%
814		Air Products & Chemicals, Inc.	229,906
78		Albemarle Corp.	9,889
8,073		Amcor PLC	71,769
456		Avery Dennison Corp.	79,376
1,941		Ball Corp.	93,459
359		Celanese Corp.	41,109
Annual Shareholder Report

Shares			Value
	[1]	COMMON STOCKS— continued
		Materials— continued
1,008		CF Industries Holdings, Inc.	$ 80,418
1,781		Corteva, Inc.	85,737
3,212		Dow, Inc	155,268
2,074		DuPont de Nemours, Inc.	151,153
361		Eastman Chemical Co.	26,978
1,826		Ecolab, Inc.	306,293
4,919		Freeport-McMoRan, Inc.	166,164
1,572		International Flavors & Fragrances, Inc.	107,446
1,202		International Paper Co.	40,543
2,524		Linde PLC	964,572
2,250		LyondellBasell Industries N.V.	203,040
533		Martin Marietta Materials	217,965
2,178		Mosaic Co./The	70,741
1,609		Newmont Corp.	60,289
1,840		Nucor Corp.	271,934
329		Packaging Corp. of America	50,353
1,206		PPG Industries, Inc.	148,061
1,273		Sealed Air Corp.	39,196
1,234		Sherwin-Williams Co.	293,951
1,723		Steel Dynamics, Inc.	183,517
585		Vulcan Materials Co.	114,947
1,820		Westrock Co.	65,393
		TOTAL	4,329,467
		Real Estate— 2.3%
958		Alexandria Real Estate Equities, Inc.	89,218
1,836		American Tower Corp.	327,157
616		AvalonBay Communities, Inc.	102,096
443		Boston Properties, Inc.	23,731
727		Camden Property Trust	61,708
1,332	[2]	CBRE Group, Inc., Class A	92,361
2,309	[2]	CoStar Group, Inc.	169,504
2,394		Crown Castle, Inc.	222,594
1,684		Digital Realty Trust, Inc.	209,422
499		Equinix, Inc.	364,090
235		Equity Residential Properties Trust	13,002
241		Essex Property Trust, Inc.	51,555
1,223		Extra Space Storage, Inc.	126,691
1,332		Federal Realty Investment Trust	121,465
9,497		Host Hotels & Resorts, Inc.	147,014
2,373		Invitation Homes, Inc.	70,454
1,180		Iron Mountain, Inc.	69,703
Annual Shareholder Report

Shares			Value
	[1]	COMMON STOCKS— continued
		Real Estate— continued
8,167		Kimco Realty Corp.	$ 146,516
731		Mid-American Apartment Communities, Inc.	86,368
3,916		ProLogis Inc.	394,537
456		Public Storage	108,852
3,943		Realty Income Corp.	186,819
2,326		Regency Centers Corp.	140,165
637		SBA Communications, Corp.	132,897
2,475		Simon Property Group, Inc.	271,978
2,036		UDR, Inc.	64,765
1,764		Ventas, Inc.	74,899
2,103		VICI Properties, Inc.	58,674
2,405		Welltower, Inc.	201,082
3,264		Weyerhaeuser Co.	93,644
		TOTAL	4,222,961
		Utilities— 2.4%
1,569		Ameren Corp.	118,789
2,851		American Electric Power Co., Inc.	215,364
1,123		American Water Works Co., Inc.	132,121
1,576		Atmos Energy Corp.	169,672
2,541		CenterPoint Energy, Inc.	68,302
1,145		CMS Energy Corp.	62,219
1,638		Consolidated Edison Co.	143,800
780		Constellation Energy Corp.	88,078
4,639		Dominion Energy, Inc.	187,044
866		DTE Energy Co.	83,465
4,110		Duke Energy Corp.	365,338
1,677		Edison International	105,752
2,042		Entergy Corp.	195,195
2,924		Evergy, Inc.	143,685
2,068		Eversource Energy	111,238
4,591		Exelon Corp.	178,773
23		FirstEnergy Corp.	819
10,542		NextEra Energy, Inc.	614,599
1,406		NiSource, Inc.	35,375
16,170	[2]	P G & E Corp.	263,571
1,791		Pinnacle West Capital Corp.	132,856
2,993		PPL Corp.	73,538
2,372		Public Service Enterprises Group, Inc.	146,234
1,890		Sempra Energy	132,357
5,262		Southern Co.	354,133
1,821		WEC Energy Group, Inc.	148,211
Annual Shareholder Report

Shares			Value
	[1]	COMMON STOCKS— continued
		Utilities— continued
4,429		Xcel Energy, Inc.	$ 262,507
		TOTAL	4,533,035
		TOTAL COMMON STOCKS (IDENTIFIED COST $47,924,433)	178,102,537
		INVESTMENT COMPANY— 4.7%
8,771,701		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 5.45%[3] (IDENTIFIED COST $8,770,599)	8,771,701
		TOTAL INVESTMENT IN SECURITIES—99.7% (IDENTIFIED COST $56,695,032)[4]	186,874,238
		OTHER ASSETS AND LIABILITIES - NET—0.3%[5]	505,668
		TOTAL NET ASSETS—100%	$187,379,906
At October 31, 2023, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized (Depreciation)
Long Futures:
S&P 500 E-Mini Index	44	$9,266,950	December 2023	$(439,684)
Net Unrealized Depreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
Transactions with affiliated investment companies, which are funds managed by the Manager or an affiliate of the Manager, during the period ended October 31, 2023, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Value as of 10/31/2022	$—	$5,472,794	$5,472,794
Purchases at Cost	$125,918	$73,857,049	$73,982,967
Proceeds from Sales	$(125,918)	$(70,562,167)	$(70,688,085)
Change in Unrealized Appreciation/ Depreciation	$—	$1,412	$1,412
Net Realized Gain/(Loss)	$—	$2,613	$2,613
Value as of 10/31/2023	$—	$8,771,701	$8,771,701
Shares Held as of 10/31/2023	—	8,771,701	8,771,701
Dividend Income	$188	$371,193	$371,381

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
Annual Shareholder Report

1
The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the S&P 500 Index and minimizing trading costs. The underlying face amount, at value, of open index futures contracts is $9,266,950 at
October 31, 2023, which represents 4.9% of total net assets. Taking into consideration these open index futures contracts, the Fund’s effective total exposure to the S&P 500 Index is 99.9%.

2	Non-income-producing security.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $57,849,454.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2023.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of October 31, 2023, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.52	$10.48	$9.21	$9.91	$12.74
Income From Investment Operations:
Net investment income[1]	0.02	0.01	0.00[2]	0.04	0.06
Net realized and unrealized gain (loss)	0.55	(1.42)	3.28	0.68	1.03
TOTAL FROM INVESTMENT OPERATIONS	0.57	(1.41)	3.28	0.72	1.09
Less Distributions:
Distributions from net investment income	(0.02)	(0.02)	(0.02)	(0.05)	(0.06)
Distributions from net realized gain	(1.06)	(1.53)	(1.99)	(1.37)	(3.86)
TOTAL DISTRIBUTIONS	(1.08)	(1.55)	(2.01)	(1.42)	(3.92)
Net Asset Value, End of Period	$7.01	$7.52	$10.48	$9.21	$9.91
Total Return[3]	8.48%	(15.74)%	40.91%	8.04%	12.59%
Ratios to Average Net Assets:
Net expenses[4]	1.41%	1.41%	1.41%	1.42%[5]	1.41%
Net investment income	0.34%	0.10%	0.03%	0.46%	0.61%
Expense waiver/reimbursement[6]	0.18%	0.11%	0.10%	0.12%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$26,832	$26,374	$35,915	$30,451	$35,742
Portfolio turnover[7]	32%	33%	33%	29%	32%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.42% for the year ended October 31, 2020, after taking into account this expense reduction.

6
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

7	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.81	$10.81	$9.44	$10.12	$12.92
Income From Investment Operations:
Net investment income[1]	0.05	0.03	0.03	0.07	0.09
Net realized and unrealized gain (loss)	0.56	(1.47)	3.37	0.70	1.06
TOTAL FROM INVESTMENT OPERATIONS	0.61	(1.44)	3.40	0.77	1.15
Less Distributions:
Distributions from net investment income	(0.05)	(0.03)	(0.04)	(0.08)	(0.09)
Distributions from net realized gain	(1.06)	(1.53)	(1.99)	(1.37)	(3.86)
TOTAL DISTRIBUTIONS	(1.11)	(1.56)	(2.03)	(1.45)	(3.95)
Net Asset Value, End of Period	$7.31	$7.81	$10.81	$9.44	$10.12
Total Return[2]	8.75%	(15.48)%	41.28%	8.39%	13.00%
Ratios to Average Net Assets:
Net expenses[3]	1.10%	1.11%	1.10%	1.11%[4]	1.08%
Net investment income	0.65%	0.40%	0.34%	0.75%	0.94%
Expense waiver/reimbursement[5]	0.18%	0.13%	0.10%	0.12%	0.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$32,131	$32,551	$42,899	$35,879	$38,142
Portfolio turnover[6]	32%	33%	33%	29%	32%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.11% for the year ended October 31, 2020, after taking into account this expense reduction.

5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.06	$11.10	$9.64	$10.31	$13.09
Income From Investment Operations:
Net investment income[1]	0.11	0.10	0.11	0.14	0.16
Net realized and unrealized gain (loss)	0.58	(1.51)	3.45	0.70	1.08
TOTAL FROM INVESTMENT OPERATIONS	0.69	(1.41)	3.56	0.84	1.24
Less Distributions:
Distributions from net investment income	(0.10)	(0.10)	(0.11)	(0.14)	(0.16)
Distributions from net realized gain	(1.06)	(1.53)	(1.99)	(1.37)	(3.86)
TOTAL DISTRIBUTIONS	(1.16)	(1.63)	(2.10)	(1.51)	(4.02)
Net Asset Value, End of Period	$7.59	$8.06	$11.10	$9.64	$10.31
Total Return[2]	9.64%	(14.78)%	42.34%	9.16%	13.76%
Ratios to Average Net Assets:
Net expenses[3]	0.36%	0.36%	0.36%	0.36%[4]	0.36%
Net investment income	1.43%	1.15%	1.07%	1.50%	1.66%
Expense waiver/reimbursement[5]	0.21%	0.15%	0.14%	0.16%	0.13%
Supplemental Data:
Net assets, end of period (000 omitted)	$69,518	$115,854	$159,314	$119,545	$133,835
Portfolio turnover[6]	32%	33%	33%	29%	32%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.36% for the year ended October 31, 2020, after taking into account this expense reduction.

5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.84	$10.85	$9.46	$10.14	$12.94
Income From Investment Operations:
Net investment income[1]	0.08	0.07	0.08	0.11	0.13
Net realized and unrealized gain (loss)	0.57	(1.48)	3.38	0.70	1.06
TOTAL FROM INVESTMENT OPERATIONS	0.65	(1.41)	3.46	0.81	1.19
Less Distributions:
Distributions from net investment income	(0.08)	(0.07)	(0.08)	(0.12)	(0.13)
Distributions from net realized gain	(1.06)	(1.53)	(1.99)	(1.37)	(3.86)
TOTAL DISTRIBUTIONS	(1.14)	(1.60)	(2.07)	(1.49)	(3.99)
Net Asset Value, End of Period	$7.35	$7.84	$10.85	$9.46	$10.14
Total Return[2]	9.32%	(15.12)%	42.02%	8.87%	13.41%
Ratios to Average Net Assets:
Net expenses[3]	0.66%	0.66%	0.66%	0.66%[4]	0.66%
Net investment income	1.09%	0.85%	0.77%	1.23%	1.36%
Expense waiver/reimbursement[5]	0.47%	0.40%	0.39%	0.41%	0.39%
Supplemental Data:
Net assets, end of period (000 omitted)	$58,899	$60,644	$90,795	$72,477	$107,852
Portfolio turnover[6]	32%	33%	33%	29%	32%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.66% for the year ended October 31, 2020, after taking into account this expense reduction.

5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
October 31, 2023

Assets:
Investment in securities, at value including, $8,771,701 of investment in affiliated holdings* (identified cost $56,695,032, including $8,770,599 of identified cost in affiliated holdings)	$186,874,238
Due from broker (Note 2)	492,800
Income receivable	133,750
Receivable for shares sold	58,468
Receivable for variation margin on futures contracts	58,300
Income receivable from affiliated holdings	35,697
Total Assets	187,653,253
Liabilities:
Payable for portfolio accounting fees	$82,288
Payable for transfer agent (Note 2)	42,742
Payable for distribution services fee (Note 5)	34,004
Payable for shares redeemed	28,539
Payable for other service fees (Notes 2 and 5)	28,185
Payable for custodian fees	19,965
Payable for share registration costs	16,349
Payable for rating fees	13,252
Payable for management fee (Note 5)	1,878
Accrued expenses (Note 5)	6,145
TOTAL LIABILITIES	273,347
Net assets for 25,405,923 shares outstanding	$187,379,906
Net Assets Consist of:
Paid-in capital	$20,099,544
Total distributable earnings (loss)	167,280,362
TOTAL NET ASSETS	$187,379,906
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class C Shares:
Net asset value per share ($26,832,371 ÷ 3,829,568 shares outstanding) no par value, unlimited shares authorized	$7.01
Offering price per share	$7.01
Redemption proceeds per share (99.00/100 of $7.01)	$6.94
Class R Shares:
Net asset value per share ($32,130,899 ÷ 4,393,079 shares outstanding) no par value, unlimited shares authorized	$7.31
Offering price per share	$7.31
Redemption proceeds per share	$7.31
Institutional Shares:
Net asset value per share ($69,517,884 ÷ 9,165,110 shares outstanding) no par value, unlimited shares authorized	$7.59
Offering price per share	$7.59
Redemption proceeds per share	$7.59
Service Shares:
Net asset value per share ($58,898,752 ÷ 8,018,166 shares outstanding) no par value, unlimited shares authorized	$7.35
Offering price per share	$7.35
Redemption proceeds per share	$7.35

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended October 31, 2023

Investment Income:
Dividends (including $371,193 received from affiliated holdings* and net of foreign taxes withheld of $1,016)	$3,510,227
Net income on securities loaned (includes $188 earned from an affiliated holding* related to cash collateral balances) (Note 2)	78
TOTAL INCOME	3,510,305
Expenses:
Management fee (Note 5)	$594,815
Custodian fees	31,754
Transfer agent fees (Note 2)	234,692
Directors’/Trustees’ fees (Note 5)	4,492
Auditing fees	28,968
Legal fees	13,931
Distribution services fee (Note 5)	553,826
Other service fees (Notes 2 and 5)	219,947
Portfolio accounting fees	144,327
Share registration costs	65,079
Printing and postage	21,792
Miscellaneous (Note 5)	83,472
TOTAL EXPENSES	1,997,095
Waivers and Reimbursements:
Waiver/reimbursement of management fee (Note 5)	(362,104)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(200,797)
TOTAL WAIVERS AND REIMBURSEMENTS	(562,901)
Net expenses	1,434,194
Net investment income	2,076,111
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments (including net realized gain of $2,613 on sales of investments in affiliated holdings*) and foreign currency transactions	47,487,835
Net realized gain on futures contracts	395,037
Net change in unrealized appreciation of investments (including net change in unrealized depreciation of $1,412 of investments in affiliated holdings*)	(33,017,050)
Net change in unrealized depreciation of futures contracts	(375,301)
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	14,490,521
Change in net assets resulting from operations	$16,566,632

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended October 31	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,076,111	$2,388,202
Net realized gain	47,882,872	31,472,069
Net change in unrealized appreciation/depreciation	(33,392,351)	(79,421,725)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	16,566,632	(45,561,454)
Distributions to Shareholders:
Class C Shares	(3,760,942)	(5,276,654)
Class R Shares	(4,606,976)	(6,227,826)
Institutional Shares	(15,848,799)	(23,521,844)
Service Shares	(8,844,392)	(13,162,043)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(33,061,109)	(48,188,367)
Share Transactions:
Proceeds from sale of shares	23,350,803	27,883,744
Net asset value of shares issued to shareholders in payment of distributions declared	32,194,329	46,905,452
Cost of shares redeemed	(87,094,409)	(74,538,410)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(31,549,277)	250,786
Change in net assets	(48,043,754)	(93,499,035)
Net Assets:
Beginning of period	235,423,660	328,922,695
End of period	$187,379,906	$235,423,660
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
October 31, 2023
1. ORGANIZATION
Federated Hermes Index Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of two portfolios. The financial statements included herein are only those of Federated Hermes Max-Cap Index Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class C Shares, Class R Shares, Institutional Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide investment results that generally correspond to the aggregate price and performance of publicly traded common stocks comprising the Standard & Poor’s 500 Index (S&P 500).
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated Equity Management Company of Pennsylvania (the “Manager”).
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Manager.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Manager, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Manager’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Manager’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Board of Trustees (the “Trustees”) has designated the Manager as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Manager is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Manager’s fair value determinations.
The Manager, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Manager and certain of the Manager’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Manager based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Manager. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Manager’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses
Annual Shareholder Report

mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Manager.
The Manager has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Manager has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Manager. The Trustees periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
Annual Shareholder Report

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Manager and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers and reimbursements of $562,901 is disclosed in various locations in this Note 2 and Note 5. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Transfer Agent Fees
For the year ended October 31, 2023, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class C Shares	$25,319	$—
Class R Shares	92,562	—
Institutional Shares	61,679	(24,464)
Service Shares	55,132	(24,923)
TOTAL	$234,692	$(49,387)
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class C Shares, Institutional Shares and Service Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2023, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class C Shares	$68,537
Service Shares	151,410
TOTAL	$219,947
For the year ended October 31, 2023, the Fund’s Institutional Shares did not incur other service fees.
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986 and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2023, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2023, tax years 2020 through 2023 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage market risk and maintain exposure to the S&P 500 Index. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation
Annual Shareholder Report

margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at the period end are listed after the Fund’s Portfolio of Investments.
The average notional value of long futures contracts held by the Fund throughout the period was $7,117,434. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings from collateral invested in affiliated holdings as presented parenthetically on the Statement of Operations do not reflect fees and rebates and are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund
Annual Shareholder Report

will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Manager. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
As of October 31, 2023, the Fund has no outstanding securities on loan.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Equity contracts	Receivable for variation margin on futures contracts	$(439,684)*

*
Includes cumulative net depreciation of futures contracts as reported in the footnotes to the
Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2023
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Equity contracts	$395,037

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Equity contracts	$(375,301)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 10/31/2023		Year Ended 10/31/2022
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	286,316	$1,989,613	245,937	$2,089,360
Shares issued to shareholders in payment of distributions declared	538,249	3,545,955	555,042	4,948,419
Shares redeemed	(503,239)	(3,547,201)	(721,177)	(6,054,782)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	321,326	$1,988,367	79,802	$982,997
	Year Ended 10/31/2023		Year Ended 10/31/2022
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	752,154	$5,572,803	820,066	$7,150,394
Shares issued to shareholders in payment of distributions declared	668,588	4,603,943	673,510	6,224,177
Shares redeemed	(1,194,831)	(8,654,757)	(1,294,592)	(11,158,000)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	225,911	$1,521,989	198,984	$2,216,571
	Year Ended 10/31/2023		Year Ended 10/31/2022
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,374,880	$10,512,432	1,231,030	$11,225,888
Shares issued to shareholders in payment of distributions declared	2,148,250	15,337,277	2,398,022	22,778,386
Shares redeemed	(8,735,430)	(62,549,393)	(3,598,518)	(32,335,788)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(5,212,300)	$(36,699,684)	30,534	$1,668,486
	Year Ended 10/31/2023		Year Ended 10/31/2022
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	713,026	$5,275,955	836,140	$7,418,102
Shares issued to shareholders in payment of distributions declared	1,257,597	8,707,154	1,399,377	12,954,470
Shares redeemed	(1,688,209)	(12,343,058)	(2,870,965)	(24,989,840)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	282,414	$1,640,051	(635,448)	$(4,617,268)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(4,382,649)	$(31,549,277)	(326,128)	$250,786
Annual Shareholder Report

4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences result from equalization reclasses and real estate investment trust adjustments.
For the period ended October 31, 2023, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$8,830,791	$(8,830,791)
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2023 and 2022, was as follows:
	2023	2022
Ordinary income[1]	$2,047,329	$10,541,942
Long-term capital gains	$31,013,780	$37,646,425

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of October 31, 2023, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$229,009
Undistributed long-term capital gains	$38,026,569
Net unrealized appreciation	$129,024,784
TOTAL	$167,280,362
At October 31, 2023, the cost of investments for federal tax purposes was $57,849,454. The net unrealized appreciation of investments for federal tax purposes was $129,024,784. This consists of unrealized appreciation from investments for those securities having an excess of value over cost of $131,307,776 and unrealized depreciation from investments for those securities having an excess of cost over value of $2,282,992.The amounts presented are inclusive of derivative contracts. The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales, mark-to-market of futures contracts, non-taxable dividends and real estate investment trust adjustments.
5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Management Fee
The management agreement between the Fund and the Manager provides for an annual fee equal to 0.30% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Manager may voluntarily choose to waive any portion of its fee of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended October 31, 2023, the Manager voluntarily waived $353,858 of its fee.
Annual Shareholder Report

The Manager has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2023, the Manager reimbursed $8,246.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class C Shares, Class R Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class C Shares	0.75%
Class R Shares	0.50%
Service Shares	0.30%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2023, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class C Shares	$206,005	$—
Class R Shares	163,071	—
Service Shares	184,750	(151,410)
TOTAL	$553,826	$(151,410)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2023, FSC retained $108,710 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.
Other Service Fees
For the year ended October 31, 2023, FSSC received $5,546 of other service fees disclosed in Note 2.
Expense Limitation
The Manager and certain of its affiliates (which may include FSC and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class C Shares, Class R Shares, Institutional Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.44%, 1.11%, 0.36% and 0.66% (the “Fee Limit”), respectively, up to but not including
Annual Shareholder Report

the later of (the “Termination Date”): (a) January 1, 2025; or (b) the date of the Fund’s next effective Prospectus. While the Manager and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Manager which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2023, were as follows:
Purchases	$60,905,735
Sales	$127,041,993
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
A substantial portion of the Fund’s portfolio may be comprised of entities in the Information Technology sector. As a result, the Fund may be more susceptible to any economic, business, political or other developments which generally affect these entities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 21, 2023. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%,
Annual Shareholder Report

plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of October 31, 2023, the Fund had no outstanding loans. During the year ended October 31, 2023, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2023, there were no outstanding loans. During the year ended October 31, 2023, the program was not utilized.
10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
11. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Fund invests or the issuers of such investments. Any such impact could adversely affect the Fund’s performance.
Annual Shareholder Report

12. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2023, the amount of long-term capital gains designated by the Fund was $31,013,780.
For the fiscal year ended October 31, 2023, 100.00% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended October 31, 2023, 100.00% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED HERMES INDEX TRUST AND SHAREHOLDERS OF FEDERATED HERMES MAX-CAP INDEX FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Max-Cap Index Fund (the “Fund”) (one of the portfolios constituting Federated Hermes Index Trust (the “Trust”)), including the portfolio of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes Index Trust) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
Annual Shareholder Report

We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
December 22, 2023
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2023	Ending Account Value 10/31/2023	Expenses Paid During Period[1]
Actual:
Class C Shares	$1,000.00	$1,008.70	$7.09
Class R Shares	$1,000.00	$1,009.00	$5.52
Institutional Shares	$1,000.00	$1,013.40	$1.83
Service Shares	$1,000.00	$1,012.30	$3.35
Hypothetical (assuming a 5% return before expenses):
Class C Shares	$1,000.00	$1,018.15	$7.12
Class R Shares	$1,000.00	$1,019.71	$5.55
Institutional Shares	$1,000.00	$1,023.39	$1.84
Service Shares	$1,000.00	$1,021.88	$3.36

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class C Shares	1.40%
Class R Shares	1.09%
Institutional Shares	0.36%
Service Shares	0.66%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2022, the Trust comprised two portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 1990
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, and
Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as Associate General Secretary of the Diocese of
Pittsburgh, a member of the Superior Court of Pennsylvania and as a
Professor of Law, Duquesne University School of Law. Judge Lally-
Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and
the Supreme Court’s Appellate Court Procedural Rules Committee.
Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC
Mercy Hospital; Regent, Saint Vincent Seminary; Member,
Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation
(natural gas). Judge Lally-Green has held the positions of: Director,
Auberle; Director, Epilepsy Foundation of Western and Central
Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint
Thomas More Society; Director and Chair, Catholic High Schools of
the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute;
Director, St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director and Vice Chair, Saint Francis University.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber); and Director, The
Golisano Children’s Museum of Naples, Florida.

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs,
General Counsel and Secretary of Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary of Board of Directors and Director of Risk Management and
Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of
Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Retired; formerly, Senior Vice Chancellor and Chief Legal
Officer, University of Pittsburgh and Executive Vice President and
Chief Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2023
Federated Hermes Max-Cap Index Fund (the “Fund”)
At its meetings in May 2023 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Equity Management Company of Pennsylvania (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation of the Fund’s management fee (the “CCO Fee Evaluation Report”). The Board considered the CCO Fee Evaluation Report, along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Trustees deemed
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reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by Federated Hermes; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to managing the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in evaluating the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds managed by the same adviser or other advisers as well as management fees charged to institutional and other advisory clients of the same adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
Annual Shareholder Report

regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its evaluation of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition, the Board considered the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund based on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that there are a range of investment options available to the Fund’s shareholders and such shareholders in the marketplace, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
Annual Shareholder Report

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the trading operations by the Advisers, including the execution of portfolio transactions and the selection of brokers for those transactions. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted that the significant acquisition of Hermes Fund Managers Limited by Federated Hermes has deepened Federated Hermes’ investment management expertise and capabilities and its access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Federated Hermes Funds. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the
Annual Shareholder Report

Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led, and continue to lead, to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the implementation of new rules on derivatives risk management and fair valuation.
The Board also considered the implementation of Federated Hermes’ business continuity plans. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports included, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions. The Board considered that, in its evaluation of investment performance at meetings throughout the year, it focused particular attention on information indicating less favorable performance of certain
Annual Shareholder Report

Federated Hermes Funds for specific time periods and discussed with Federated Hermes the reasons for such performance as well as any specific actions Federated Hermes had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered in the CCO’s view that, in evaluating such comparisons, in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the periods ended December 31, 2022, the Fund’s performance fell below the Performance Peer Group median for the one-year period, and was above the Performance Peer Group median for the three-year and five-year periods. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged to funds by other advisers, the use of comparisons between the Fund and its Expense Peer Group assisted the Board in its evaluation of the Fund’s fees and expenses. The Board focused on comparisons with other registered funds with comparable investment programs more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that
Annual Shareholder Report

other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group, and the Board was satisfied that the overall expense structure of the Fund remained competitive.
The Board also received and considered information about the nature and extent of services offered and fees charged by Federated Hermes to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Annual Shareholder Report

Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported to the Board that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable. The Board considered the CCO’s view that the estimated profitability to the Adviser from its relationship with the Fund was not unreasonable in relation to the services provided.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board recognized that profitability comparisons among fund management companies are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund management company is affected by numerous factors. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of determining economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: portfolio management, investment research and trading operations; shareholder services; compliance; business continuity, cybersecurity and information
Annual Shareholder Report

security programs; internal audit and risk management functions; and technology and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered that Federated Hermes has been active in managing expenses of the Federated Hermes Funds in recent years, which has resulted in benefits being realized by shareholders.
The Board also received and considered information on adviser-paid fees (commonly referred to as “revenue sharing” payments) that was provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information is relevant to considering whether Federated Hermes had an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, but should not be considered when evaluating the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines economies of scale, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate service contracts including for serving as the Federated Hermes Funds’ administrator and distributor. In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing the benefits, if any, that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
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Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative.
Annual Shareholder Report

Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Index Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Max-Cap Index Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2023, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2022 through March 31, 2023 (the “Period”). The Report addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and
Annual Shareholder Report

the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, any alternative funding sources that were available to the Federated Hermes Funds during the Period, such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions delayed beyond the normal T+1 settlement but within seven days of the redemption request, and committed lines of credit;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments, and the results of the Administrator’s evaluation of the services performed by the vendor in support of this process, including the Administrator’s view that the methodologies utilized by the vendor continue to be appropriate;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the operation of the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period, and the operation of the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk, if any, caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedHermes.com/us/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedHermes.com/us.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Max-Cap Index Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420E502
CUSIP 31420E809
CUSIP 31420E106
CUSIP 31420E403
29454 (12/23)
© 2023 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 – $60,254

Fiscal year ended 2022 - $57,936

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $44,197 and $47,629 respectively. Fiscal year ended 2023- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2022- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2023 - $154,318

Fiscal year ended 2022 - $138,536

(h)       The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics - Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Index Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date December 22, 2023

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 22, 2023